As filed with the U.S. Securities and Exchange Commission on December 18, 2008

Securities Act File No. 333-152334
Investment Company Act File No. 811-05617

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

(Check appropriate box or boxes)
Form N-2

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☒	Pre-Effective Amendment No. 1
☐	Post-Effective Amendment No.
and/or
☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☒	Amendment No. 13
______________________

TAIWAN GREATER CHINA FUND
(Exact Name of Registrant as Specified in Charter)
111 Gillett Street
Hartford, Connecticut 06105
(Address of Principal Executive Offices)
(800) 343-9567
(Registrant’s Telephone Number, including Area Code)
______________________

Brown Brothers Harriman
40 Water Street, P.O. Box 962047
Boston, Massachusetts 02196-9047
(Name and Address of Agent for Service)
______________________

Copy to:
Leonard Mackey, Jr., Esq.
Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019
(212) 878-8000

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check this box.
☒
It is proposed that this filing will become effective (check appropriate box):
☒ when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed Maximum	Proposed Maximum
	Amount Being	Offering Price Per	Aggregate Offering	Amount of
Title of Securities Being Registered	Registered	Unit (1)	Price(1)	Registration Fee(1) (2)
Shares of Beneficial Interest, par value $0.01 per share	58,997,050 shares	$3.39	$200,000,000	$7,860

(1)	Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933, based on the average of the high and low sale prices reported on the New York Stock Exchange on December 15, 2008.
(2)	$39.30 of which was previously paid.
______________________

          The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Form N-2

CROSS-REFERENCE SHEET

Parts A and B of the Prospectus*

		Items in Part A and B of Form N-2	Location in Prospectus
1	.	Outside Front Cover	Outside Front Cover Page of Prospectus
2	.	Cover Pages, Other Offering Information	Inside Front and Outside Back Cover Page of Prospectus
3	.	Fee Table and Synopsis	Summary of Fund Expenses; Prospectus Summary
4	.	Financial Highlights	Financial Highlights
5	.	Plan of Distribution	Outside Front Cover Page of Prospectus; Prospectus Summary, Plan of Distribution
6	.	Selling Stockholders	Not Applicable
7	.	Use of Proceeds	Prospectus Summary; Use of Proceeds
8	.	General Description of the Registrant	Outside Front Cover Page of Prospectus; Prospectus Summary; The
Fund; Risk Factors and Special Considerations; Investment
Objective and Policies; Investment Restrictions; Description of
the Shares
9	.	Management	Trustees and Officers; Portfolio Transactions and Brokerage;
Administration and Custodians; Description of the Shares
10	.	Capital Stock, Long-Term Debt, and other	Description of the Shares; Dividends, Distributions, Share
		Securities	Distribution Plan and Share Purchase Plan; Taxation
11	.	Defaults and Arrears on Senior Securities	Not Applicable
12	.	Legal Proceedings	Not Applicable
13	.	Table of Contents of the Statement of
		Additional Information	Not Applicable
14	.	Cover Page	Not Applicable
15	.	Table of Contents	Not Applicable
16	.	General Information and History	Prospectus Summary; The Fund
17	.	Investment Objective and Policies	Prospectus Summary; Investment Objective and Policies; Investment
Restrictions
18	.	Management	Trustees and Officers
19	.	Control Persons and Principal Holders of	Trustees and Officers
Securities
20	.	Investment Advisory and Other Services	Prospectus Summary; Trustees and Officers; Administration and
Custodians
21	.	Brokerage Allocation and Other Practices	Portfolio Transactions and Brokerage
22	.	Tax Status	Taxation
23	.	Financial Statements	Financial Statements

*	Pursuant to the General Instructions to Form N-2, all information required to be set forth in Part B has been included in Part A. Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C to this Registration Statement.

The information in this Prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PROSPECTUS

Subject to Completion
Preliminary Prospectus dated December 18, 2008

$200,000,000
TAIWAN GREATER CHINA FUND
Shares of Beneficial Interest
______________________

          We may offer, from time to time, in one or more offerings, up to $200,000,000 of our shares of beneficial interest (“Shares”). Shares may be offered at prices and on terms to be disclosed in one or more supplements to this Prospectus. You should read this Prospectus and the applicable prospectus supplement carefully before you invest in our Shares.

          Our Shares may be offered directly to one or more purchasers, including existing shareholders in a rights offering, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our Shares, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Shares through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such Shares. Our Shares are traded on The New York Stock Exchange (“NYSE”) under the symbol “TFC.” As of December 15, 2008, the last reported sales price for our Shares was $3.31.

          Taiwan Greater China Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund, together with its predecessor, is the oldest investment fund organized for investment in securities of Republic of China (the “R.O.C.” or “Taiwan”) issuers by investors outside the R.O.C. The Fund’s investment objective is long-term capital appreciation through investment primarily in publicly traded equity securities of R.O.C. issuers. The Fund’s strategy is to invest primarily in Taiwan-listed companies that derive or are expected to derive a significant portion of their revenues by exporting to or operating in mainland China. Investment in the Fund involves certain special considerations and risks arising in part from the Fund’s investment in securities of Taiwan-listed companies that may be considered speculative, which risks are not normally associated with investments in securities of U.S. issuers or certain other non-U.S. issuers. See “Risk Factors and Special Considerations.”

          Please read this Prospectus carefully before investing and keep it for future reference. It sets forth concisely, the important information about the Fund that a prospective investor ought to know before investing in the Fund. This Prospectus should be retained for future reference. Information required to be in the Fund’s Statement of Additional Information is found in this Prospectus. The Fund has filed additional information about it with the U.S. Securities and Exchange Commission (the “Commission”) (http://www.sec.gov) and is available upon written or oral request without charge. To obtain a copy of the Fund’s annual report for the fiscal year ended December 31, 2007 and the semi-annual report for the period ended June 30, 2007 and other information about the Fund, or to make shareholder inquiries, you may write to Taiwan Greater China Fund, c/o Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 or call toll-free at (800) 343-9567. The Fund’s annual and semi-annual reports are available on the Fund’s website at http://www.taiwangreaterchinafund.com. The address of the Fund is Taiwan Greater China Fund c/o Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 and the telephone number is (617) 742-1818. The Commission maintains an Internet Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding registrants.

          These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission or any state securities commission nor has the U.S. Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The date of this Prospectus is _________, 2008.

(continued from previous page)

          The information set forth in this Prospectus regarding Taiwan, its economy, and stock exchanges has been extracted from various government and private publications. The Fund and its Board of Trustees have not attempted to verify the statistical information presented in this Prospectus. In this Prospectus, unless otherwise specified, all references to “U.S. Dollars,” “U.S.$” or “$” are to United States dollars and all references to “NT$” or “NT Dollars” are to New Taiwan dollars. On December 15, 2008, the noon buying rate quoted by dealers in New York City for cable transfers in NT Dollars, as certified for customs purposes by the Federal Reserve Bank of New York, was NT$33.19 per U.S.$1.00. No representation is made that the NT$ or U.S.$ amounts in this Prospectus could have been or could be converted into U.S.$ or NT$, as the case may be, at any particular rate or at all. See “Appendix A—The Republic of China—Balance of Payments—Exchange Rates” for information regarding historical rates of exchange between the NT Dollar and the U.S. Dollar.

          Unless otherwise indicated, U.S. Dollar equivalent information for information in NT Dollars that is undated is translated at the noon buying rate given above, for a specified date is based on the closing price for U.S. Dollars in Taiwan on that date and for a specified period is based on the average of the daily exchange rates, so computed, for the days in such period.

          Certain numbers in the tables in this Prospectus have been rounded for ease of presentation and, as a result, may not total precisely.

FORWARD-LOOKING STATEMENTS

          The Fund may not claim the safe harbor for forward-looking statements contained in the federal securities laws of the United States because that safe harbor does not apply to investment companies. Nevertheless, you should note that certain statements in this Prospectus are forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the Fund’s actual results or level of performance to be materially different from any future results or level of performance expressed or implied by such forward-looking statements. Such factors include, among others, those listed under “Risk Factors and Special Considerations” and elsewhere in this Prospectus. As a result of these and other factors, the Fund cannot give you any assurance as to its future results or level of performance. To the extent required by law, the Fund undertakes to amend or reflect any material changes to it after the date of this Prospectus.

FEE TABLE

Shareholder Transaction Expenses:
Sales load (as a percentage of offering price)(1)	0%
Offering expenses borne by us (as a percentage of offering price)(2)	0.004%
Dividend Reinvestment Plan Fees(3)	None
Total shareholder transaction expenses (as a percentage of offering price)(4)	0.004%
Annual Expenses (as a percentage of net assets attributable to Shares)*
Management Fee	1.25%(5)
Interest Payments on Borrowed Funds	None
Other Expenses	1.05%(6)
Total Annual Expenses (estimated)	2.30%

          Example:

	Cumulative Expenses Paid for the Period of:
	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment,
assuming a 5% annual return:	$23	$72	$123	$264

*	Net assets attributable to our Shares equal net assets (i.e., total assets less liabilities) at December 31, 2007.

(1)	In the event that the Shares to which this Prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)	The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by us as a percentage of the offering price.

(3)	The Fund and American Stock Transfer & Trust Company (the “Plan Agent”), impose no fee for participation in the Fund's Share Distribution Plan. However, each participant in the Fund's Share Purchase Plan will be charged $1.00 for each transaction under the Share Purchase Plan plus a pro rata share of brokerage commissions incurred in connection with open-market purchases of Fund shares under the Share Purchase Plan.

(4)	The related prospectus supplement will disclose the offering price and the total shareholder transaction expenses as a percentage of the offering price.

(5)	Prior to October 1, 2007, the Fund was internally managed and, therefore, did not incur management fees. For the year ended December 31, 2007, the Fund estimates that it incurred expenses for investment management personnel that represented 1.24% of the Fund’s net assets attributable to Shares. On October 1, 2007, Nanking Road Capital Management, LLC (“NRC”), a company organized by the employees of the Fund who previously managed the Fund’s investments, assumed responsibility as investment manager. For services provided under the investment and management agreement, the Fund pays NRC a fee at an annual rate of 1.25% of the NAV of the Fund’s assets up to $150 million and 1% of the NAV in excess of $190 million.

(6)	The figures provided under “Other Expenses” are based upon expenses for the fiscal year ended December 31, 2007 and do not include expenses the Fund may incur in connection with any offering. See “Trustees and Officers” for additional information.

          The foregoing Fee Table is intended to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly.

          The Example set forth above assumes reinvestment of all dividends and distributions at net asset value (“NAV”) and an expense ratio of 2.30% . The table above and the assumption in the Example of a 5% annual return are required by the Commission regulations applicable to all investment companies. The Example should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the Example. The figures provided under “Other Expenses” are based upon estimated amounts for the current fiscal year.

PROSPECTUS SUMMARY

          This Prospectus is part of a registration statement that we have filed with the SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time on a delayed basis, up to $200,000,000 of our common shares of beneficial interest representing rights to purchase common shares of beneficial interest on the terms to be determined at the time of the offering. The Shares may be offered at prices and on terms described in one or more supplements to this Prospectus. This Prospectus provides you with a general description of the Shares that we may offer. Each time we use this Prospectus to offer Shares, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus.

          The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus.

The Fund	The Fund is a diversified, closed-end management investment company, organized for investment in securities of R.O.C. issuers by investors outside the R.O.C. The Fund was formed in connection with the reorganization (the “Reorganization”) of The Taiwan (R.O.C.) Fund (the “R.O.C. Fund”), a securities investment trust fund organized in 1983 under the laws of the R.O.C. Pursuant to the Reorganization, which was completed in May 1989, the Fund acquired the entire beneficial interest in the assets constituting the R.O.C. Fund. Foreign investment in the R.O.C. securities market is currently subject to certain restrictions under R.O.C. law. See “The Fund” and “Foreign Investment Regulations in the R.O.C.”

Investment Objective and
Policies	The Fund’s investment objective is long-term capital appreciation through investment primarily in publicly traded equity securities of R.O.C. issuers. The Fund’s strategy is to invest primarily in Taiwan-listed companies that derive or are expected to derive a significant portion of their revenues by exporting to or operating in mainland China. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in investments that are economically tied to the R.O.C. The Fund has also invested, and if conditions warrant may in the future invest, in debt securities of R.O.C. issuers (including the R.O.C. government). An additional investment policy of the Fund is that normally at least 70% of its total assets will be invested in securities of R.O.C. issuers (including the R.O.C. government). The Fund may not invest more than 20% of its net assets in stocks traded over-the-counter. Subject to these limitations, the Fund may invest a portion of its assets in securities of non-R.O.C. issuers that are consistent with its China strategy. For temporary defensive purposes during periods in which changes in economic, financial or political conditions make it advisable, the Fund may reduce its holdings in equity securities and increase its holdings in (i) long-term or short-term debt securities issued by the R.O.C. government, its agencies or instrumentalities or private issuers in the R.O.C., (ii) certificates of deposit issued by banks or other financial institutions in the R.O.C. or (iii) cash, or any combination of the foregoing, in each case to the extent deemed prudent. There can be no assurance that the Fund’s investment objective will be realized. The Fund is subject to certain other investment policies and restrictions described under “Investment Objective and Policies,” “Investment Restrictions” and “R.O.C. Government Regulation and Supervision.”

The Offering	The Fund may offer, from time to time, in one or more offerings or series, together or separately, up to $200,000,000 of its Shares. The Fund’s Shares may be offered at prices and on terms to be disclosed in one or more prospectus supplements.

The Fund’s Shares may be offered directly to one or more purchasers, including existing shareholders in a rights offering, to new shareholders via an optional cash purchase or designated offeree program, or through agents designated from time to time by the Fund, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our Shares by the Fund, the purchase price, and any fee, commission or discount arrangement between the Fund and its agents or underwriters or among the Fund’s underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” The Fund may not sell any of its Shares through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of its Shares.

Use of Proceeds	Unless otherwise specified in a prospectus supplement, the Fund intends to use the net proceeds from the sale of its Shares for investments in securities in accordance with its investment objective and policies. Pending these uses, the Fund will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. See “Use of Proceeds.”

Listing	The Fund’s Shares of beneficial interest are listed on the NYSE under the symbol “TFC.” See “Net Asset Value.”

Interval Fund	The Fund has elected to operate as an interval fund pursuant to Rule 23c-3 of the Investment Company Act of 1940, as amended (the “1940 Act”). Under this rule, the Fund has adopted a policy that cannot be changed without shareholder approval requiring the Fund to offer to repurchase 5% to 25% of its outstanding Shares every six months at a price equal to the Fund’s NAV, less a repurchase fee of up to 2%.

Dividends and Distributions	The Fund intends to distribute at least annually in cash substantially all of its net investment income from dividends and interest payments (“income distributions”) and to distribute in cash (or newly issued Shares pursuant to the Fund’s Share Distribution Plan) substantially all of the Fund’s net realized capital gains (both short-term and long-term), as calculated for U.S. federal income tax purposes, after deducting any operating expenses not offset by dividend and interest income.

Investment Manager	The Fund was internally managed by employees of the Fund; however, the shareholders of the Fund approved an investment advisory and management agreement with NRC, an investment advisory company formed by those employees. Pursuant to an investment and management agreement, NRC is responsible, among other things, for investing and managing the assets of the Fund and administering the Fund’s affairs. The Fund pays NRC a fee at an annual rate of 1.25% of the NAV of the Fund’s assets up to $150 million and 1% of the NAV in excess of $150 million. NRC commenced managing the Fund’s assets on October 1, 2007.

Risk Factors and Special
Considerations

You should carefully consider the following factors, as well as the other information in this Prospectus, before making an investment in the Fund.

Investing in securities of R.O.C. companies involves certain risks and considerations not typically associated with investing in securities of U.S. companies or other non-U.S. companies. The R.O.C. securities market is an emerging market characterized by a relatively small number of listed companies, price volatility and a relatively illiquid secondary market. In addition, because trading in listed R.O.C. securities is concentrated in a small number of R.O.C. companies, the supply of securities available for investment by the Fund may be limited.

Investing in the Fund also involves certain other special considerations, including (1) currency fluctuations and costs of currency exchange, (2) restrictions on the Fund’s investments and on repatriation of monies from the R.O.C., (3) political and economic risks such as the risks of expropriation, confiscation, nationalization and greater social, political and economic instability and (4) the increased costs associated with pursuing legal remedies and obtaining and enforcing judgments against non-U.S. residents, including certain of the Fund’s trustees.

R.O.C. accounting, auditing, financial and other reporting standards are not equivalent to U.S. standards and, therefore, certain material disclosures may not be made and less information may be available to investors investing in the R.O.C. than in the United States. There is also generally less governmental regulation of the securities industry in the R.O.C. than in the United States. See “Risk Factors and Special Considerations.”

The value of the R.O.C. assets held by the Fund will be adversely affected if there is a decline in the value of the NT Dollar relative to the U.S. Dollar. See “Risk Factors and Special Considerations” and “Investment Objective and Policies.”

Because the Fund’s strategy is to invest primarily in Taiwan-listed companies that derive or are expected to derive a substantial portion of their revenues by exporting to or operating in mainland China, there is a risk that an issuer that is treated as an eligible portfolio company because it is expected to derive a substantial portion of its revenues from exports to or operations in mainland China may not actually derive a substantial portion of its revenues from Chinese exports or operations. As a result, the Fund’s portfolio may not be as closely linked to the Chinese economy. See “Risk Factors and Special Considerations.”

Borrowing	The Fund may not borrow money within the R.O.C., however, subject to the provisions of the 1940 Act, the Fund may borrow from financial institutions outside the R.O.C. for temporary purposes (that, is, the borrowing must be repaid within 60 days) in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (excluding amount borrowed) and may also pledge assets to secure such borrowings).

Premium/Discount to Net
Asset Value	Shares of closed-end investment companies frequently trade at a discount from NAV. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that the fund’s NAV will decrease. It should be noted, however, that in some cases, Shares of closed-end funds, including from time to time certain single-country closed-end funds, may trade at a premium to their NAV. The Fund cannot predict whether its Shares will trade at, below or above NAV. However, in recognition of the possibility that the Fund’s Shares may trade at a discount, the Fund may from time to time take action to attempt to reduce or eliminate any such discount either by repurchasing Shares in the open market or by making a tender offer for its Shares in addition to its semi-annual repurchase offers. In addition, if the Fund’s Shares are trading at a discount to NAV of more than 10% in any 12-week period, the Board of Trustees must submit a proposal to the Fund’s shareholders to convert the Fund to an open-end investment company. Any such proposal would require the approval of the Board of Trustees and the Fund’s shareholders. See “Description of the Shares—Possible Change to Open-End Investment Company.” The risk of purchasing shares of a closed-end fund that might trade at a discount is more pronounced for investors that wish to sell their shares in a relatively short period of time because, for those investors, realization of gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount to NAV than upon portfolio performance. See “Risk Factors and Special Considerations.”

Market Disruption

The aftermath of the war in Iraq and the continuing occupation of Iraq, the instability in the Middle East and terrorist attacks in the United States and around the world have resulted in market volatility, may have long-term effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide.

In addition, trading activity in securities in which the Fund invests may be dramatically reduced or cease at any time, whether due to general market turmoil, problems experienced by a single issuer or market sector or other factors. In particular, since late 2007, the trading markets for certain classes of securities (such as collateralized debt obligations backed by mortgages (particularly subprime mortgages), has been dramatically impaired, resulting in turmoil in the credit markets generally and a dramatically reduced market for mortgage backed securities in particular.

The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects that these or similar events in the future will have on the United States and worldwide economies and securities markets.

Possible Change to Open-End
Investment Company	If the Shares trade on the NYSE at an average discount to NAV of more than 10% in any 12-week period, the Trustees are required by the Fund’s Amended and Restated Declaration of Trust, as amended (the “Declaration of Trust”), to submit to the Fund’s shareholders at their next annual meeting a binding resolution that the Fund be converted from a closed-end to an open-end investment company. The affirmative vote of the holders of a majority of the Fund’s outstanding Shares is required to approve such a conversion in these circumstances. See “Description of the Shares—Possible Change to Open-End Investment Company.”

Anti-Takeover Provisions	The Declaration of Trust includes certain provisions that are intended to limit the ability of others to acquire control of the Fund, to modify its structure or to cause it to engage in certain transactions. These provisions could also have the effect of depriving shareholders of an opportunity to sell their Shares at a premium over prevailing market prices by discouraging third parties from seeking to obtain control of the Fund. See “Description of the Shares—Anti-Takeover Provisions.”

Trustees and Officers	Several of the officers and Trustees of the Fund are neither citizens nor residents of the United States. There can be no assurance that the Fund’s officers or Trustees will have any assets in the United States that could be attached in connection with any action, suit or proceeding to enforce the provisions of U.S. securities laws, and none of the Fund’s officers or Trustees has appointed an agent for service of process in the United States in connection with any such action under U.S. securities laws. In addition, the Fund has been advised by Chen & Lin Attorneys-at-Law, its R.O.C. counsel, that R.O.C. courts will not enforce certain final judgment against the Fund’s Trustees or officers in respect of any legal suit or proceeding to enforce the provisions of U.S. securities laws in any court other than the R.O.C. courts. See “Trustees and Officers—Trustee and Officer Compensation.”

Custodians and
Administrator	Brown Brothers Harriman & Co. (“BBH”) acts as custodian (the “Custodian”) for the assets of the Fund. BBH also acts as the administrator of the Fund.

FINANCIAL HIGHLIGHTS

          This table below sets forth certain specified information for a Share outstanding throughout each year and period presented. The information for each of the fiscal years ended December 31, 1998 through December 31, 2007 has been audited by KPMG LLP (“KPMG”), the Fund’s independent registered public accounting firm, whose report thereon was unqualified. The information for the period ended June 30, 2008 is derived from unaudited financial data. The information should be read in conjunction with the financial statements and notes thereto incorporated by reference in this Prospectus. See “Financial Statements.”

		Years Ended December 31,

	Six Months Ended June 30, 2008 (Unaudited)	2007		2006	2005	2004	2003	2002	2001	2000	1999	1998
Per Share Operating Performance:
Net asset value, beginning of year	8.02	7.07		5.87	5.37	5.13	4.37	5.40	5.78	10.23	7.53	9.58

Net investment income (loss)	(0.06)	0.02		0.01	0.05	(0.01)	(0.02)	(0.06)	(0.05)	(0.11)	(0.11)	(0.11)
Net realized and unrealized gain or loss
on securities (a)	(1.34)	0.92		1.21	0.65	(0.24)	0.73	(1.02)	0.06	(3.56)	2.58	(1.73)

Net realized and unrealized
appreciation or depreciation on
translation of foreign
currencies (a)	0.19	(0.01)		(0.03)	(0.25)	0.26	0.11	0.05	(0.39)	(0.41)	0.23	0.08
Total from investment operations	(1.21)	0.93		1.19	0.45	0.01	0.82	(1.03)	(0.38)	(4.08)	2.70	(1.76)

Distributions to Shareholders from:
Capital	—	—		—	—	—	—	—	—	—	—	(0.13)
Net investment income	—	—		—	—	(0.01)	(0.06)	—	—	—	—	(0.07)

Net realized gain on investments	—	—		—	—	—	—	—	—	(0.37)	—	(0.09)
Total Distributions	—	—		—	—	(0.01)	(0.06)	—	—	(0.37)	—	(0.29)

Capital Stock Transactions:
Share Tender Offer/
Repurchase	0.01	0.02	(b)	0.01	0.05	0.24	—	—	—	—	—	—

Net asset value, end of year	6.82	8.02		7.07	5.87	5.37	5.13	4.37	5.40	5.78	10.23	7.53

Per share market value, end of year	6.11	7.23		6.61	5.30	4.90	4.75	4.05	4.75	4.56	8.44	6.19

Total investment return (%):

Based on Fund’s market price	(15.49)	9.38		24.72	8.16	3.42	18.79	(14.74)	4.17	(41.71)	36.35	(20.31)
Based on Fund’s net asset value	(14.96)	13.44		20.44	9.31	4.94	18.75	(19.07)	(6.57)	(39.94)	35.86	(18.42)
U.S.$ return of Taiwan Stock
Exchange Index*	(5.48)	9.23		20.35	3.03	11.69	35.32	(19.03)	10.16	(46.62)	35.15	—

Ratios and supplemental data:

Net assets, end of year (in thousands)	93,707	116.031		113,391	104,364	116,467	167,801	142,936	176,526	188,939	334,521	246,348
Ratio of expenses to average net assets
(%)	1.16 †	2.30		2.55	2.12	2.79	2.57	2.19	2.01	1.67	1.81	1.77
Ratio of net investment income (loss)
to average net assets (%)	(0.82)†	0.28		0.22	0.99	(0.27)	(0.44)	(1.23)	(1.01)	(1.09)	(1.35)	(1.28)
Portfolio turnover rate (%)	11	26		24	16	137	78	107	173	165	191	133

(a)	Cumulative effect of change in accounting principle resulted in a $0.06 reduction in realized gain/loss on investments and foreign currency transactions and a $0.06 increase in unrealized appreciation/depreciation on investments and foreign currency translation during 2004.

(b)	Based on average shares outstanding at each month end.

*	Returns for the Taiwan Stock Exchange Index are not total returns and reflect only changes in share price, and do not assume that cash dividends were reinvested. The Taiwan Stock Exchange Index is calculated by the Taiwan Stock Exchange Corp.

†	Not Annualized.

USE OF PROCEEDS

          The proceeds of any offering made hereby will be invested in accordance with the Fund’s investment objective and policies over a period of time not expected to exceed three months. Pending such investment, such proceeds will be held in bank deposits or invested in U.S. government securities or other U.S. Dollar-denominated short-term high grade securities.

THE FUND

General Information

          The Fund is a Massachusetts business trust formed in 1988 and registered with the Commission as a diversified, closed-end management investment company under the 1940 Act. Taking into account the Fund’s predecessor, the Fund is the oldest investment fund organized for investment in securities of R.O.C. issuers by investors outside the R.O.C.

          The Fund’s investment objective is long-term capital appreciation through investment primarily in publicly traded equity securities of R.O.C. issuers. As a fundamental policy, the Fund may not hold 25% or more of its gross assets in any single industry. Until September of 2007, the Fund was internally managed by employees of the Fund; however, the shareholders of the Fund approved an investment advisory and management agreement with NRC, an investment advisory company formed by those employees. Pursuant to this agreement, NRC is responsible, among other things, for investing and managing the assets of the Fund and administering the Fund’s affairs. The Fund pays NRC a fee at an annual rate of 1.25% of the NAV of the Fund’s assets up to $150 million and 1% of NAV in excess of $150 million. NRC commenced managing the Fund’s assets on October 1, 2007.

RISK FACTORS AND SPECIAL CONSIDERATIONS

          Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Investing in the Fund’s Shares involves certain risks and considerations not typically associated with investing in U.S. securities. Therefore, before investing, you should consider carefully the following risks that you assume when you invest in the Fund’s Shares and special considerations with respect to an investment in the Fund.

Investing in the Fund

          An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation or any other governmental agency. Among the principal risks of investing in the Fund is market risk, which is the risk that the value of your investment may fluctuate as the stock market in the R.O.C. fluctuates.

          As a portfolio of an investment company that primarily holds common stock, the Fund’s portfolio is subject to the possibility that common stock prices will decline over short or even extended periods. The Fund may remain substantially invested during periods when stock prices generally rise and also during periods when they generally decline. Moreover, as the Fund is a holder of common stock, the Fund’s rights to the assets of the companies in which it invests will be subordinated to such companies’ holders of preferred stock and debt in the event of a bankruptcy, liquidation or similar proceeding. Accordingly, if such an event were to occur to a company in which the Fund invests, the Fund would be entitled to such a company’s assets only after such company’s preferred shareholders and debt holders have been paid. Risks are inherent in investments in equities, and Fund shareholders should be aware that there may be significant fluctuations in the value of their investment in the Fund.

           Because the Fund’s strategy is to invest primarily in Taiwan-listed companies that derive or are expected to derive a substantial portion of their revenues by exporting to or operating in mainland China, there is a risk that an issuer that is treated as an eligible portfolio company because it is expected to derive a substantial portion of its revenues from exports to or operations in mainland China may not actually derive a substantial portion of its revenues from Chinese exports or operations. As a result, the Fund’s portfolio may not be as closely linked to the Chinese economy as a fund that invests solely in portfolio companies that actually derive a substantial portion of its revenues from Chinese exports or operations.

Investments in R.O.C. Equities

          Securities of R.O.C. companies are principally traded on the Taiwan Stock Exchange (the “TSE”). The TSE, as compared to stock exchanges in the United States, is relatively small, and both trading and market capitalization are concentrated in shares of a smaller number of companies and industries.

          A larger proportion of the shares of many R.O.C. issuers are held by a smaller number of persons, representing a disproportionately large percentage of market capitalization and trading value, which may limit the number of shares available for investment by the Fund. By way of comparison, the market capitalization of the NYSE was more than 14,000 times the size of the TSE as of December 31, 2007. In addition, further issuances, or the perception that such issuances may occur, of securities by R.O.C. issuers in which the Fund has invested could dilute the earnings per share of the Fund’s investment and could adversely affect the market price of such securities. Sales of securities by such issuer’s major shareholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, the Fund’s investment. The limited liquidity of the R.O.C. securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time that it desires. Therefore, anticipation of the investment of the proceeds of any offer made hereby in the R.O.C. securities markets may adversely affect the prices paid by the Fund in purchasing certain securities for its portfolio and may affect the speed with which the Fund can initially invest such proceeds in R.O.C. securities. In addition, the TSE experiences a smaller trading volume than the NYSE that is concentrated in a smaller number of the largest companies, and combined with certain investment diversification requirements and other restrictions applicable to the Fund, including certain requirements of the 1940 Act and the qualification of the Fund as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (the “Code”), this may affect the rate at which the Fund can invest the proceeds from the offer. Therefore, the Fund intends to take up to three months after the date of completion of any offering to invest the proceeds of such offering in accordance with its investment objective. See “Investment Restrictions.”

          Markets in other countries have an increasing influence on the R.O.C. securities market. Any changes in foreign market situations, including foreign investors’ sentiments towards the TSE, are capable of producing strong effects on the TSE.

          In addition to their smaller size, lesser liquidity and greater volatility, the R.O.C. securities markets are less developed than U.S. securities markets and securities markets of more developed countries. Disclosure and regulatory standards in emerging market countries, such as the R.O.C., are, in many respects, less stringent than U.S. standards. Issuers in the R.O.C. are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a R.O.C. issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, there is substantially less publicly available information about R.O.C. issuers than there is about U.S. issuers. There is less regulation and monitoring of the R.O.C. securities market and the activities of investors, brokers and other participants than in the United States. Accordingly, issuers of securities in the R.O.C. are not subject to the same degree of regulation as U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, shareholder proxy requirements and the requirements affecting timely disclosure of information.

          Fluctuations in the price of securities traded on the TSE are restricted to 7% above or below the previous day’s closing price for such shares. As a result, during periods of rapid movements in the market, when the limits on share price movement may prevent the quoted price from reflecting what would have been the market price in the absence of such limits, the quoted closing price of a security may not necessarily reflect the price at which investors would be willing to buy or sell the security. Under such circumstances liquidity may be severely impaired, making it difficult to protect and retain previous capital gains.

          The R.O.C. securities market has been influenced by speculative trading of significant blocks of securities. In addition, there have been reports of market manipulation. Although the impact of market manipulation is expected to decrease in the future due to the implementation of stricter laws and more severe penalties, the Fund believes that market manipulation has been, and expects it to continue to be, a factor in the high volatility of the securities market. See “The Republic of China—Regulation and Supervision.”

          Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and shareholders’ rights in the R.O.C. may differ from those that may apply in other jurisdictions. Shareholders’ rights under R.O.C. law may not be as extensive as those that exist under the laws of the United States. The Fund may therefore have more difficulty asserting its rights as a shareholder of a R.O.C. company in which it invests than it would as a shareholder of a comparable U.S. company.

Political and Economic Factors

          The value of the Fund’s assets may be adversely affected by political, economic, social and other factors, changes in R.O.C. law or regulations and the status of the R.O.C.’s relations with other countries, particularly the People’s Republic of China (the “P.R.C.” or “China”). In addition, the R.O.C. economy may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The R.O.C. economy relies primarily on exports, which constitute over 63%, 64%, 70% and 74% of the R.O.C.’s gross domestic product in years 2004, 2005, 2006 and 2007, respectively.. Thus, the R.O.C.’s economy relies largely on demand from the U.S. and other foreign markets. The R.O.C.’s biggest export markets are the United States, China, Japan, Europe, and other Asian countries. In fact, a significant amount of exports to mainland China are to Taiwan companies manufacturing in mainland China for re-export.

          There is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war or terrorist attacks) which could adversely affect the R.O.C. economy or the value of the Fund’s investments. In particular, from time to time, tensions have increased between the R.O.C. and the P.R.C. over various issues; and at those times, share prices on the R.O.C. securities markets have tended to decline. See “Political Considerations” below.

          In addition, it may be difficult to obtain and enforce a judgment in a court in the R.O.C., including in a case where there is a default with respect to the security of a R.O.C. issuer or with respect to any other claim that the Fund may have against an issuer or its directors and officers. As a result, even if the Fund initiates a suit against an issuer in a U.S. court, it may not be possible for the Fund to effect service of process in the R.O.C. Furthermore, if the Fund obtains a judgment in a U.S. court, it may be difficult to enforce such judgment in the R.O.C.

Exchange Rate Fluctuations and Foreign Currency Considerations

          Under normal circumstances, the Fund’s total assets will be predominantly invested in equity securities of R.O.C. companies and substantially all income earned by the Fund will be in NT Dollars, whereas distributions by the Fund will be made in U.S. Dollars. Therefore, the Fund’s reported NAV and distributions will be affected adversely if there are reductions in the value of the NT Dollar relative to the U.S. Dollar. The Fund will incur costs for conversion between currencies. In addition, the computation of income will be made on the date of its accrual or receipt by the Fund at the foreign exchange rate in effect on that date, and thus, if the value of the NT Dollar falls relative to the U.S. Dollar between recognition of the income and the making of Fund distributions, the Fund may be required to liquidate investments in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet its “regulated investment company” distribution requirements under the Code. See “Taxation.” Such liquidation of investments, if required, may have adverse effects on the Fund’s performance. Moreover, if the Fund fails to distribute to its shareholders at least 90% of its investment company taxable income (as measured in U.S. Dollars) for the taxable year, it will be subject to U.S. federal income taxes. See “Taxation—U.S. Federal Income Taxes.”

Political Considerations

          Relations with the P.R.C. and Domestic Political Stability. Relations between the P.R.C and the R.O.C. over the past several years have been characterized by a gradual relaxation of barriers to business, trade and investment. The announced policy of the P.R.C. towards Taiwan is one of peaceful reunification of China, but only under the auspices of the P.R.C. P.R.C. officials have consistently expressed grave concerns about the possibility of Taiwan’s declaration of independence from mainland China as a whole and its development of nuclear weapons, and have indicated that neither action would be tolerated. The P.R.C. has refused to renounce the use of military force to gain control over Taiwan and, in March 2005, the P.R.C. passed an Anti-Secession Law that authorized non-peaceful means and other necessary measures should Taiwan move to gain independence from the P.R.C. Past developments between the R.O.C. and the P.R.C. have on occasion depressed the market prices of the securities of companies listed in the R.O.C. In February 2006, the president of Taiwan suspended the activities of the country’s National Unification Counsel, a committee established to assist Taiwan in efforts to reunite with the P.R.C. Though Taiwan and the P.R.C. have taken steps to facilitate economic linkages such as allowing the sale of Taiwan agricultural products in the P.R.C., there can be no assurance that relations between the R.O.C. and the P.R.C. will not deteriorate in ways that could adversely affect Taiwan’s economy.

          In addition, the securities market in Taiwan has become increasingly sensitive to political and economic developments in the P.R.C. Such developments, including, among other things, any change in political leadership, could have an adverse effect on the R.O.C. securities markets. Since the Democratic Progressive Party (“DPP”) won the presidency of the R.O.C. in March 2000, the relationship between the R.O.C. and the P.R.C. has become increasingly intense. Even though, in March 2008, the Kuomintang Party (“KMT”) won the presidency of the R.O.C. there can be no assurance that tension between the leading parties, the KMT and the DPP, as well as other parties will not produce instability that may adversely affect economic development in the R.O.C. or exacerbate relations with the P.R.C.

          Other External Relations. Although the R.O.C. is not a member of the United Nations or its affiliated international organizations and only 24 sovereign states currently maintain formal diplomatic relations with the R.O.C., it has developed informal ties with most countries to offset its diplomatic isolation and to expand its economic relations. Many nations have set up unofficial organizations to carry out commercial and other relations with Taiwan and with official overseas missions and unofficial representative and/or trade relations, Taiwan is represented in 122 countries. Taiwan is a member of the Asian Development Bank, the World Trade Organization and the Asia-Pacific Economic Cooperation forum. However, because the P.R.C. opposes Taiwan’s membership in such organizations, most of which require statehood for membership, there can be no assurance that the R.O.C.’s unique international position will not in the future have an adverse effect on its conduct of international trade, which is crucial to its export-driven economic growth.

          While the United States severed diplomatic relations with the R.O.C. in 1979, the Taiwan Relations Act, enacted by the U.S. Congress in April 1979, affirmed as U.S. policies the preservation and promotion of close commercial and cultural ties with the R.O.C. and the continuing supply to the R.O.C. of arms of a defensive character.

Additional Risk of Investing in China and the R.O.C.

          Investments in China are subject to special risks, such as less developed or less efficient trading markets, restrictions on monetary repatriation, possible seizure, nationalization or expropriation of assets and unstable political and economic conditions.

          A small number of companies and industries represent a large portion of the markets in China as a whole. Consequently, the Fund may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. issuers. In addition, currency issues and economic competition also can significantly affect economic growth in Hong Kong, Taiwan and China.

          Investments in Hong Kong or Taiwan could be adversely affected by their political and economic relationship with China. In addition, the willingness of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain, and changes in government policy could significantly affect the markets in both Hong Kong and China. The Taiwanese political system and economy can be significantly affected by the security threats from China, including the risk of a Chinese takeover of the R.O.C.

          There can be no assurance that certain of the issuers in which the Fund may invest will not have dealings with countries identified by the U.S. State Department as state sponsors of terrorism or countries subject to sanctions administered by the U.S. Treasury Department’s Office of Financial Assets Control. Any such company may suffer damage to its business or reputation that may negatively affect its share price.

Certain Provisions of the Declaration of Trust

          The Fund’s Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees and, consequently, these provisions could deprive shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. See “Description of the Shares—Anti-Takeover Provisions.”

Operating Expenses

          The operating expense ratio of the Fund is higher than that of funds investing predominantly in the securities of U.S. issuers since the expenses of the Fund (such as investment management, custodial and communication costs) are higher. See “Fee Table.”

Net Asset Value Discount

          Shares of closed-end investment companies frequently trade at a discount from NAV but may trade at a premium. This characteristic is a risk separate and distinct from the risk that a fund’s NAV will decrease. The Fund cannot predict whether its Shares will trade at, below or above NAV. The risk of purchasing shares of a closed-end fund that might trade at a discount is more pronounced for investors that wish to sell their shares in a relatively short period of time because, for those investors, realization of gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount from NAV than upon portfolio performance.

Interval Fund Structure; Size of Fund

          As an interval fund, the Fund is required to repurchase at least 5% of its outstanding shares semi-annually, subject to certain exceptions. See “Semi-Annual Share Repurchases.” Over a period of time, these repurchases could reduce the Fund to a size where it would no longer be permitted to list its shares on the NYSE or where the Fund would no longer be considered viable because of the relative level of expenses or for other reasons. This may particularly be the case during periods when the Fund’s assets have declined significantly due to a significant decline in the Taiwan stock markets or for other reasons.

Market Disruption

          The aftermath of the war in Iraq and the continuing occupation of Iraq, the instability in the Middle East and terrorist attacks in the United States and around the world have resulted in market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide.

          In addition, trading activity in securities in which the Fund invests may be dramatically reduced or cease at any time, whether due to general market turmoil, problems experienced by a single issuer or market sector or other factors. In particular, since late 2007, the trading markets for certain classes of securities (such as collateralized debt obligations backed by mortgages (particularly subprime mortgages), has been dramatically impaired, resulting in turmoil in the credit markets generally and a dramatically reduced market for mortgage backed securities in particular.

          The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects that these or similar events in the future will have on the United States and worldwide economies and securities markets.

TRADING AND NET ASSET VALUE INFORMATION

          The following table for each of the periods indicated shows the highest and lowest selling prices of the Fund’s Shares of beneficial interest on the NYSE, and the NAV per Share and the discount or premium to NAV expressed as a percentage.

	Market Price(1)		Net Asset Value(1)		Discount/Premium to NAV
Quarter Ended	High	Low	High	Low
June 30, 2006	$5.59	$5.52	$6.90	$5.49	-5.75%
September 30, 2006	$5.77	$5.67	$6.37	$5.41	-8.76%
December 31, 2006	$6.61	$6.56	$7.06	$6.26	-8.13%
March 31, 2007	$6.30	$6.27	$7.22	$6.48	-7.11%
June 30, 2007	$7.00	$6.27	$8.00	$6.85	-9.60%
September 30, 2007	$7.80	$6.32	$8.91	$7.27	-11.46%
December 31, 2007	$8.48	$6.77	$9.46	$7.19	-10.62%
March 31, 2008	$7.43	$6.12	$8.11	$6.54	-9.56%
June 30, 2008	$7.60	$6.11	$8.28	$6.80	-9.09%
September 30, 2008	$6.23	$4.58	$6.82	$5.18	-9.38%

(1) As reported by Bloomberg.

          The closing market price and NAV per Share on December 15, 2008 were $3.31 and $3.87, respectively.

          There can be no assurance that the Fund’s Shares will trade in the future above, at or below NAV.

Capitalization at June 30, 2008

Amount Outstanding
Exclusive of Amount
		Amount Held by the	Held by the Fund or for
Title of Class	Amount Authorized	Fund or for its Account	its Account

Shares of Beneficial
Interest,	unlimited number of
$0.01 par value	Shares	None	13,750,072 Shares

INVESTMENT OBJECTIVE AND POLICIES

          The Fund’s investment objective is long-term capital appreciation through investment primarily in publicly traded equity securities of R.O.C. issuers. The Fund’s strategy is to invest primarily in Taiwan-listed companies that derive or are expected to derive a significant portion of their revenues by exporting to or operating in mainland China. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in Taiwan-listed companies that (i) derive or are expected to derive a substantial portion (i.e., at least 50%) of their revenues or profits by exporting to or operating in mainland China or (ii) have at least 50% of their assets in Greater China. “Greater China” includes mainland China, Hong Kong and Taiwan. This investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed. The Fund has and intends to continue to spread risk by investing in various industries and issuers. The Fund has also invested, and if conditions warrant, may in the future invest, in debt securities of R.O.C. issuers (including the R.O.C. government). For defensive purposes during periods in which changes in economic, financial or political conditions make it advisable, the Fund may reduce its holdings in equity securities and increase its holdings in (i) long-term or short-term debt securities issued by the R.O.C. government, its agencies or instrumentalities or private issuers in the R.O.C., (ii) certificates of deposit issued by banks or other financial institutions in the R.O.C. or (iii) cash, or any combination of the foregoing, in each case to the extent deemed prudent. There can be no assurance that the Fund’s investment objective will be realized. The Fund is subject to certain investment restrictions described under “Investment Restrictions.”

          It is an investment policy of the Fund that normally at least 80% of its net assets will be invested in investments that are economically tied to the R.O.C. This policy and the Fund’s investment objective are fundamental policies that may not be changed without the approval of a majority of the Fund’s outstanding voting securities. As used herein, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the Shares represented at a meeting at which more than 50% of the outstanding Shares are represented or (ii) more than 50% of the outstanding Shares. An additional investment policy of the Fund is that normally at least 70% of its total assets will be invested in securities of R.O.C. issuers (including the R.O.C. government). The Fund may not invest more than 20% of its net assets in stocks traded over the counter. Subject to these limitations, the Fund may invest a portion of its assets in securities of non-R.O.C. issuers that are consistent with its China strategy. The Fund is permitted to invest in securities of companies that are economically tied to the R.O.C. even if those securities trade on securities exchanges outside of the R.O.C., such as the Hong Kong Stock Exchange.

          The Fund’s equity investments consist primarily of common stocks, but investments may also be made in other equity securities, such as preferred stocks, convertible debentures and equity warrants should they become listed securities on the TSE or otherwise become permitted investments of the Fund. Investments in debt securities, including short-term money market instruments, are limited to obligations of the R.O.C. government or government-owned enterprises, obligations issued or guaranteed by R.O.C. financial institutions with shareholders’ equity of at least U.S.$50 million, and obligations of the companies listed on the TSE. Investments in money market instruments may include government treasury bills, commercial paper, bankers’ acceptances and negotiable certificates of deposit. Companies that issue debt securities must retain a credit rating institution approved or recognized by the Republic of China Securities and Futures Bureau, Financial Supervisory Commission (the “R.O.C. FSC”) to evaluate the securities to be issued and the company must produce a credit rating report. Although the investment objective of the Fund is long-term capital appreciation, the Fund expects to receive current income from dividends and interest paid on the equity and debt securities in which it invests.

          Up to 30% of the Fund’s total assets may be (i) invested in repurchase agreements (as described below), (ii) held in the United States for expense purposes, pending distribution to the shareholders or pending the repurchase of Shares pursuant to the Fund’s Share repurchase program or interval repurchase program or (iii) held in liquid assets in the R.O.C.

          Up to 15% of the total assets of the Fund may be invested in repurchase agreements in the R.O.C. Such agreements are contracts under which the seller of a security agrees at the time of sale to repurchase the security at an agreed-upon price and date. Such resale price reflects an agreed-upon interest rate effective for the period the security is held by the purchaser and is unrelated to the interest rate on the instrument. Under the 1940 Act, repurchase agreements are treated as loans collateralized by the underlying security, and interpretive positions by the Staff of the Commission generally require investment companies and their investment advisers to institute practices to assure that repurchase agreement transactions are always fully collateralized.

          Assets of the Fund held in the United States are invested in bank deposits, obligations issued or guaranteed by the U.S. government or issued by an agency thereof or short-term securities or money market instruments that, at the time of acquisition, have been rated “Prime 1” by Moody’s Investors Service, Inc. (“Moody’s”) or “A” or better by Standard & Poor’s, a division of The McGraw Hill Companies, Inc. (“S&P”).

          The Investment Manager has a policy which provides that under normal circumstances, the Fund should experience less than 60% annual portfolio turnover rate, but this policy is subject to change.

Other Investment Practices

          Foreign Currency Transactions

          The ability of the Fund to enter into hedging transactions with respect to the value of the NT Dollar is limited by investment restrictions applicable to the Fund. See “Investment Restrictions.” The Fund is permitted to enter into currency exchange contracts on a spot basis.

          Notwithstanding any currency transactions in which the Fund may engage to limit currency risks, changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in any such transaction. Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings of NT Dollars and currency transactions entered into by the Fund. Any imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to additional risks of foreign exchange loss. If the Fund engages in transactions in such instruments, it will comply with the applicable provisions of the 1940 Act and the rules and regulations thereunder that require the Fund to segregate assets or “cover” its exposure thereunder.

          Stock Options and Stock Index Futures Contracts

          There are currently stock options, stock index options or futures contracts for R.O.C. securities. The Fund may seek to increase its return or may hedge all or a portion of its portfolio investments by investment therein in the future. The nature of the strategies adopted by the Fund and the extent to which those strategies are used will depend on the development of stock options and stock index futures contracts or options thereon. These transactions may also affect the character and timing of income, and the amount of gain or loss recognized by the Fund and its shareholders for U.S. federal income tax purposes. See “Taxation—U.S. Federal Income Taxes.

          Securities Lending

          From time to time, the Fund may lend securities (but not in excess of 33 1/3% of its total assets) from its portfolio of investments to brokers, dealers and financial institutions and, in turn, receive collateral in cash or securities believed by the Fund to be equivalent to securities rated investment grade by S&P or Moody’s. While the loan is outstanding, the Fund is required to maintain collateral at all times in an amount equal to at least 105% of the current market value of the securities loaned by the Fund, including any accrued interest or dividends receivable from these securities. Any cash collateral received by the Fund is to be invested in short-term, high quality debt securities, the income from which would increase the return to the Fund. The Fund retains all rights of beneficial ownership as to the loaned portfolio securities, including voting rights and rights to interest or other distributions, and has the right to regain record ownership of loaned securities to exercise such beneficial rights. Such loans are terminable at any time by either the Fund or the borrower. The Fund may be required to pay finders’, administrative and custodial fees to persons unaffiliated with the Fund in connection with the arranging of such loans and, if permitted under the 1940 Act or pursuant to an exemptive order thereunder, such fees may be paid to persons affiliated with the Fund. In the event of a default by the borrower, the Fund may suffer time delays and incur costs or possible losses in connection with the Fund’s disposition of the collateral.

INVESTMENT RESTRICTIONS

          The following restrictions on investments of the assets of the Fund may not be changed without the approval of a majority of the Fund’s outstanding voting securities as defined above under “Investment Objective and Policies.” If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in the percentage resulting from changing values will not be considered a violation of the restriction. With respect to the limitations on the issuance of senior securities and in the case of borrowings, the percentage limitations apply at the time of issuance and on an ongoing basis.

Without such approval, the Fund may not:

(a)	hold 25% or more of its gross assets in any single industry;

(b)	purchase any security (other than obligations of the U.S. government or its agencies or instrumentalities) if as a result of such purchase (i) as to 75% of the total assets (taken at their then current value), more than 5% of the total assets (taken at their then current value) would then be invested in the securities of a single issuer, (ii) as to the remaining 25% of the total assets (taken at their then current value), more than 10% of the total assets (taken at their then current value) would then be invested in the securities of a single issuer (except that the Fund may invest up to 25% of its total assets in obligations of the R.O.C. government or its agencies or instrumentalities), (iii) more than 10% of the outstanding equity securities of any issuer (at the time of purchase) would be beneficially held by the Fund or (iv) 25% or more of the Fund’s assets (taken at their then current value) would be invested in a single industry;

(c)	purchase any security on margin, except such short-term credits as are necessary for the clearance of purchases or sales of securities;

(d)	effect a short sale of any security, except in connection with an underwriting in which the Fund is a participant;

(e)	engage in short sales of securities, write put and call options or engage in purchases of securities on margin;

(f)	invest in securities issued by securities investment trust funds in the R.O.C.;

(g)	buy or sell commodities or commodity contracts, including futures contracts on a contract market or other futures market, except that the Fund may invest in currency forward contracts to hedge against currency fluctuations if R.O.C. law is changed to so permit;

(h)	issue senior securities, except as permitted by paragraph (g) above;

(i)	borrow money within the R.O.C., however, subject to the provisions of the 1940 Act, the Fund may borrow from financial institutions outside the R.O.C. for temporary purposes (that, is, the borrowing must be repaid within 60 days) in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (excluding amount borrowed) and may also pledge assets to secure such borrowings);

(j)	make loans to other persons (other than bank deposits or by investment in debt securities or entry into repurchase agreements), except that the Fund may lend its securities to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statutes, rules or regulations may be amended or interpreted from time to time;

(k)	invest (i) in securities of R.O.C. issuers the issuance of which has not been approved by or registered with the R.O.C. SEC for offering to the public or (ii) in unregistered securities of U.S. issuers that must be registered before being publicly offered under the U.S. Securities Act of 1933, as amended (the “Securities Act”).

(l)	invest in equity securities which, at the time the investment is made, are not listed and traded on the TSE, except that the Fund may invest in such securities if R.O.C. law is changed to so permit (which, as is noted below, has now occurred);

(m)	buy or sell real estate or real estate mortgage loans;

(n)	invest in partnership interests;

(o)	effect any securities transaction with another trust fund under the Fund’s former manager’s management;

(p)	apply the assets of the Fund to purchase beneficial certificates issued by the former manager in other trust funds managed by the former manager;

(q)	underwrite the issue or sale of any securities; or

(r)	invest in securities issued by any person (except the R.O.C. government) who beneficially owns more than 5% of, or takes any significant active role in the management of, the Fund’s investment adviser.

          For purposes of paragraph (b)(i) above, the Fund limits its investments in a single issuer to no more than 10% of the voting securities of such issuer. For purposes of paragraph (b)(ii), the Fund is limited to investing no more than 5% in any other issuer.

          For purposes of paragraph (j) above, the Fund may not lend securities in excess of 33 1/3% of its total assets. See “Investment Objective and Policies—Other Investment Practices—Securities Lending.”

          For purposes of paragraph (l) above, R.O.C law has been changed to permit and shareholder approval is not required to permit, investment in equity securities traded in any stock exchange in the world excluding (i) securities listed on any of the P.R.C. stock exchanges; (ii) securities issued by the government of the P.R.C. or by any P.R.C. company with listings in Hong Kong and Macau; (iii) stocks in Hang Seng China-Affiliated Corporations (Red Chip) Index; and (iv) all Hong Kong- and Macau-listed securities of companies with at least 35% direct or indirect investment by the P.R.C. government or P.R.C. companies.

          The Trustees may from time to time adopt further investment limitations with respect to non-fundamental policies of the Fund to comply with applicable laws and regulations.

          In addition to the foregoing investment limitations, investments by the Fund are subject to limitations imposed by the 1940 Act, including certain limitations on transactions between the Fund and its affiliates. For example, the 1940 Act generally prohibits any investment manager for the Fund and its affiliated persons from selling securities to, or buying securities from, the Fund.

          Investments by the Fund are also subject to applicable R.O.C. laws and regulations. Recent changes in R.O.C. law and regulations have permitted the Fund to purchase securities traded in the OTC market in Taiwan, as well as securities issued in public offerings and securities of Taiwan-based or Taiwan related companies listed on exchanges other than the TSE. In addition, on October 31, 2006, the Board of Trustees terminated the Fund’s policy requiring the R.O.C. FSC’s consent to change certain policies of the Fund.

          Certain additional portfolio restrictions may be necessary from time to time for the Fund to qualify as a regulated investment company for U.S. federal income tax purposes.

TRUSTEES AND OFFICERS

          The names, addresses and ages of the Trustees and principal officers of the Fund are set forth below, together with their positions held with the Fund, term of office, length of time served and their principal occupations during the past five years and, in the case of the Trustees, their directionships with certain other international organizations and publicly held companies.

	Position(s) held	Term of Office and	Principal Occupation(s)	Other Directorships
Name, Address and Age	with the Fund	Length of Time Served	During Past Five Years	Held by Trustee

Non-Interested Trustees
Tsung-Ming Chung	Trustee and	Trustee since 2006 and	Chairman and Chief Executive	Director, Far Eastern
4F, No. 1, Lane 21	Audit	until the 2009 Annual	Officer, Dynapak International	International Bank;
Hsing-Hua Road	Committee	Meeting of Shareholders	Technology Corp. since 2002;	Director and Chairman
Kwei-Shan Industrial Zone	Member	or the special meeting in	Chairman, Systems and Chips,	of Audit Committee,
Taoyuan, Taiwan, R.O.C.		lieu thereof	Inc.; Director, Arima Group	Taiwan Mobile Co.;
(58)			(technology)	Director and Audit
Committee Chairman,
SMIC

Edward B. Collins	Trustee and	Trustee since 2000 and	Managing Director, China Vest	Director, Bookham,
765 Market Street, Suite 31A	Audit	until the 2009 Annual	Group (venture capital	Inc. since May 2008;
San Francisco, California	Committee	Meeting of Shareholders	investment), since prior to	Director, Mediostream
94103 (65)	Member	or the special meeting in	2000	since 2001; Chairman,
		lieu thereof		California Bank of
Commerce since 2006;
Partner McCutchen
Doyle, Brown &
Enovsen (law firm),
1987-95.

	Position(s) held	Term of Office and	Principal Occupation(s)	Other Directorships
Name, Address and Age	with the Fund	Length of Time Served	During Past Five Years	Held by Trustee

Frederick C. Copeland, Jr.	Trustee and	Trustee since May 2004	Vice Chairman, Director,	Director, Mercantile
11 Deer Ridge Road	Vice Chairman	and until the 2008 Annual	Chairman of the Executive	Commercial Bank
Avon, Connecticut 06001		Meeting of Shareholders	Committee, Far East National	Holding, since 2007;
(66)		or the special meeting in	Bank, since 2004; Principal,	Director, Mercantile
		lieu thereof; Vice	Deer Ridge Associates, LLC	Commercial Bank,
		Chairman of the Board	(financial consulting), since	since 2007; President,
		since February 2006	2001-2006	Chief Executive
Officer and Chief
Operating Officer,
Aetna International,
from 1995 to 2001;
Executive Vice
President, Aetna, Inc.,
from 1997 to 2001;
Chairman, President
and Chief Executive
Officer, Fleet Bank,
N.A., 1993-1995;
President and Chief
Executive Officer,
Citibank Canada Ltd.,
1987-1993; Taiwan
Country Head,
Citibank, 1983-1987.

Pedro-Pablo Kuczynski	Trustee and	Trustee since 2006 and	Senior Adviser and Partner,	Chairman and
2665 Bayshore Drive, Suite	Chairman	until the 2010 Annual	The Rohatyn Group (emerging	Director, Advanced
715 Miami, Florida 33133		Meeting of Shareholders	markets manager), since 2007;	Metallurgical Group,
(69)		or the special meeting in	Prime Minister of Peru from	since 2007; Director,
		lieu thereof; and	2005-2006; Minister of	Ternium Inc., since
		Chairman since August	Economy and Finance of Peru	2007.
		2007	2001-2002, 2004-2005; Partner
and CEO, Latin America
Enterprise Fund (private
equity), 1995-2001, 2003.

David N. Laux	Trustee	Trustee since 1992 and	Chairman, Great Dads (non-	President, US-R.O.C.
The Hampshire, Apt. 701		until the 2010 Annual	profit), 2004-2006; President,	(Taiwan) Business
1101 N. Elm Street		Meeting of Shareholders	US-Taiwan Business Forum,	Council from 1990 to
Greensboro, North Carolina,		or the special meeting in	from 2000 to 2005; Director,	2000; Chairman and
27401 (80)		lieu thereof; Chairman	International Foundation,	Managing Director,
		from July 2004 until	2001-2007; Director, U.S.-	American Institute in
		August 2007	Taiwan Business Council,	Taiwan, from 1987 to
			2000-present.	1990; Director of
Asian Affairs,
National Security
Council, The White
House, from 1982 to
1986

Robert P. Parker	Trustee and	Trustee since 1998 and	Chairman, Parker Price	Director, NexFlash
101 California Street	Audit	until the 2008 Annual	Venture Capital, Inc. (formerly	Technologies, Inc.,
Suite 2830	Committee	Meeting of Shareholders	known as Allegro Capital,	2001-2005 Partner,
San Francisco, California	Member	or the special meeting in	Inc.), since prior to 2000	McCutchen, Doyle,
94111 U.S.A. (66)		lieu thereof; Chairman		Brown & Enersen
		from February to July		(law firm), 1988-97.
2004
Non-Trustee Officers
Steven R. Champion	President, Chief	Since February 2004	Executive Vice President,	Director, Connecticut
111 Gillett Street Hartford,	Executive		Bank of Hawaii, 2001-2003;	Choral Artists, Inc.,
Connecticut 06105 (62)	Officer and		Chief Investment Officer,	since 2007
	Portfolio		Aetna International, from prior
	Manager		to 2000 to 2001

	Position(s) held	Term of Office and	Principal Occupation(s)	Other Directorships
Name, Address and Age	with the Fund	Length of Time Served	During Past Five Years	Held by Trustee

Cheryl Chang	Chief Financial	Secretary, Treasurer,	Senior Manager, KPMG	None
111 Gillett Street Hartford,	Officer,	Chief Financial Officer	(Taipei Office), from prior to
Connecticut 06105 (43)	Secretary,	since June 2004; Chief	2000 to 2004; Assurances and
	Treasurer and	Compliance Officer	Advisory Unit of International
	Chief	since September 2004	Practice Group, KPMG (Taipei
	Compliance		Office), from 2000 to 2004
Officer

There are no other portfolios in the fund complex.

The following table provides information, as of May 14, 2008, except as noted, regarding the beneficial ownership of Shares by (i) each of the Fund’s Trustees, (ii) each executive officer of the Fund and (iii) Trustees and executive officers of the Fund as a group.

	Amount of Beneficial		Dollar Range of Beneficial
Name	Ownership	Percent of Fund	Ownership**

Steven R. Champion	19,500	*	Over $100,000
Frederick C. Copeland, Jr.	7,000	*	$50,001-$100,000
David N. Laux	6,000	*	$10,001-$50,000
Edward B. Collins	3,000	*	$10,001-$50,000
Pedro-Pablo Kuczynski	2,300	*	$10,001-$50,000
Robert P. Parker	2,000	*	$10,001-$50,000
Tsung-Ming Chung	0	N/A	None
All Trustees and executive	39,800	*
officers as a group

*	Less than 1%

**	Based on the NAV of the Shares on May 14, 2008 of $7.96.

Board Structure

          The Trustees of the Fund are divided into three classes, each having a term of three years, with the term of one class expiring each year.

Board and Committee Meetings

          The Board of Trustees of the Fund held four meetings during the fiscal year ended December 31, 2007. Each Trustee attended at least 75% of the total of (i) all meetings of the Board of Trustees and (ii) all meetings of each committee of the Board on which he served during the fiscal year ended December 31, 2007.

Nominating Committee

          The Board of Trustees has a Nominating Committee, the current members of which are Messrs. Robert P. Parker (Chair) and David N. Laux. The members of the Nominating Committee are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, and also are independent Trustees of the Trust, as defined under the rules of the NYSE. The Nominating Committee has a charter, which is available on the Fund’s website at www.taiwangreaterchinafund.com. The charter provides that the Nominating Committee will consider recommendations of Trustee nominees submitted by shareholders. Any such recommendations should be sent to the Fund’s Nominating Committee c/o Brown Brothers Harriman, P.O. Box 962047, Boston, Massachusetts 02196-2047, ATTN: Investor Services Counsel, Fund Administration. The charter also provides that the Nominating Committee will consider potential candidates who are personally known to members of the Nominating Committee, persons who are recommended to the Nominating Committee by other members of the Board and other persons known by Board members or persons identified by any search firm retained by the Nominating Committee. In considering whether to recommend that an individual be nominated as a Trustee, the Nominating Committee will take the following criteria, among others, into account: (i) the Board’s size and composition; (ii) applicable listing standards and laws; (iii) an individual’s expertise (especially with regard to matters relating to Taiwan, mainland China and public and private investment funds), experience and willingness to serve actively; (iv) whether an individual will enhance the functioning of the Board and the compatibility of his or her views concerning the manner in which the Fund should be governed with the Board’s assessment of the interests of the Fund’s shareholders; and (v) the number of company boards of directors on which such individual serves. During the fiscal year ended December 31, 2007, the Nominating Committee did not retain any search firm or pay a fee to any third party to identify Trustee candidates. The Nominating Committee held one meeting during the fiscal year ended December 31, 2007.

Audit Committee

          The Board of Trustees has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 32a-4 of the 1940 Act. The current members of the Audit Committee are Messrs. Edward B. Collins (Chair), Frederick C. Copeland, Jr., Tsung-Ming Chung and Robert P. Parker. The members of the Audit Committee are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, and also are independent Trustees of the Fund, as defined under the rules of the NYSE. The responsibilities of the Audit Committee include, among other things, review and selection of the independent registered public accounting firm of the Fund, review of the Fund’s financial statements prior to their submission to the Board of Trustees and of other accounting matters of the Fund, and review of the administration of the Fund’s Codes of Ethics and Whistleblower Policy. The Audit Committee held two meetings during the fiscal year ended December 31, 2007.

Trustee and Officer Compensation

          The compensation received by each Trustee and officer of the Fund for the fiscal year ended December 31, 2007 is set forth below.

		Total Compensation from
		the Fund Paid to Trustees
Name	Position	and Officers (1)(2)(3)
Non-Interested Trustees
Tsung-Ming Chung	Trustee and Audit Committee Member	$21,000	(2)
Edward B. Collins	Trustee and Audit Committee Member	$22,000	(2)
Frederick C. Copeland, Jr.	Trustee and Vice Chairman	$26,000	(2)
Pedro-Pablo Kuczynski	Trustee and Chairman	$20,891	(2)
David N. Laux	Trustee	$25,109	(2)
Robert P. Parker	Trustee and Audit Committee Member	$21,000	(2)
Non-Trustee Officers
Steven R. Champion	President, Chief Executive Officer and	$459,997	(3)
	Portfolio Manager
Cheryl Chang	Chief Financial Officer, Secretary,	$106,343	(3)
	Treasurer and Chief Compliance Officer
(1)	The Trustees and officers of the Fund do not receive any pension or retirement benefits from the Fund.

(2)	Compensation consists of a $2,000 meeting fee for each Board of Trustees’ meeting or committee meeting attended in person, $1,000 meeting fee for each Board of Trustees’ meeting or committee meeting attended by telephone and an annual retainer of $12,000 ($20,000 for the Chairman and $17,000 for the Vice Chairman).

(3)	As of October 1, 2007, the Trust entered into an investment advisory agreement with NRC whereby the Trust’s management structure changed from internally managed to externally managed. Mr. Champion is the principal owner of NRC and controls its affairs. In that connection he determines the compensation to be paid to himself and other NRC employees out of NRC’s investment advisory revenues, net of other expenses. Prior to October 1, 2007, Mr. Champion received a salary and was eligible to receive a bonus, each paid by the Trust.

          Several of the officers and Trustees of the Fund are neither citizens nor residents of the United States. There can be no assurance that the Fund’s officers or Trustees will have any assets in the United States that could be attached in connection with any action, suit or proceeding to enforce the provisions of U.S. securities laws, and none of the Fund’s officers or Trustees has appointed an agent for service of process in the United States in connection with any such action under U.S. securities laws. The Fund has been advised by Chen & Lin Attorneys-at-Law, its R.O.C. counsel, that R.O.C. courts will not enforce any final judgment against the Fund’s Trustees or officers in respect of any legal suit or proceeding to enforce the provisions of U.S. securities laws in any court other than the R.O.C. courts, if any of the following situations shall apply to such final judgment (i) the court rendering judgment does not have jurisdiction over the subject matter pursuant to the R.O.C. laws, (ii) the judgment was rendered by default by the court, except where the summons or order necessary for the commencement of the action was timely and duly served on the said Trustee or officer within a reasonable period of time and within the jurisdiction of the court rendering the judgment according to the laws thereof, or the process was served on the said Trustee or officer with the judicial assistance of the R.O.C., (iii) the judgment is contrary to public order or good morals of the R.O.C. and (iv) the judgments of R.O.C. courts are not reciprocally recognized or enforceable in the court rendering the judgment.

Liability of Trustees

          Subject to the provisions of the Fund’s Declaration of Trust, the business of the Fund is managed by its Trustees, who have all the powers necessary or convenient to carry out such responsibilities.

          The Trustees are subject to the duties and liabilities imposed by the 1940 Act, the Fund’s Declaration of Trust, the By-Laws of the Fund and Massachusetts law. Although the Trustees act as principals rather than as agents for the Fund, the Trustees are not personally liable to third parties dealing with the Fund so long as their capacity as Trustees is properly disclosed.

          The Declaration of Trust also contains provisions pursuant to which (i) each Trustee and officer of the Fund is indemnified against certain liabilities that might arise out of the operations of the Fund and (ii) certain liabilities of Trustees and officers to the Fund, or to any shareholder, Trustee, officer, employee or agent thereof, for any action or failure to act, are eliminated; provided that no Trustee or officer shall be protected against liabilities that result from such person’s willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Shareholder Communications

          Shareholders may send communications to the Fund’s Board of Trustees. Shareholders should send communications intended for the Fund’s Board of Trustees by addressing the communication directly to the Board of Trustees (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board of Trustees (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified for each Trustee above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board of Trustees only at Fund management’s discretion based on the matters contained therein.

Investment Manager

          The investment manager to the Fund is Nanking Road Capital Management, LLC (“NRC” or the “Investment Manager”), a limited liability company organized under the laws of the State of Connecticut, whose address is 111 Gillett Street, Hartford, Connecticut 06105.

          The Fund was internally managed by employees of the Fund; however, at the Annual Meeting of Shareholders held on August 21, 2007, the shareholders of the Fund approved an investment advisory and management agreement with NRC, an investment advisory company formed by those employees. NRC commenced managing the Fund’s assets on October 1, 2007.

Investment Advisory Agreement

          Pursuant to an investment and management agreement (the “Advisory Agreement”), the Investment Manager is responsible, among other things, for investing and managing the assets of the Fund in accordance with the investment objective and policies of the Fund, as such investment objective and policies are amended from time to time by the Board (or with the concurrence of the Fund’s shareholders, in each case in accordance with the requirements of the 1940 Act), and subject always to the restrictions of the Fund’s Declaration of Trust and By-Laws, as amended or restated from time to time.

          The Investment Manager, at the instruction of the Board of Trustees, will assist and make recommendations to the Fair Value Pricing Committee of the Trust with respect to the Board of Trustees’ duty to determine in good faith the fair values of the Fund’s securities in the absence of readily available market quotations and in circumstances where certain events or circumstances would indicate the market quotation of a security is not reliable pursuant to the procedures and criteria set forth in the Fund’s Valuation Procedures.

          Under the Advisory Agreement, the Investment Manager will vote the Fund’s proxies in accordance with the proxy voting policies, which may be amended from time to time by the Board and communicated to the Investment Manager. In addition, under the terms of the Advisory Agreement, the Investment Manager will provide the Fund with a Chief Executive Officer, Chief Financial Officer, and Chief Compliance Officer; subject to the request and approval of the Board.

          Pursuant to the terms of the Advisory Agreement, the Investment Manager will make such reports to the Board as the Board may deem necessary or advisable and as may be required by rules and regulations under the 1940 Act and shall provide such other services and advice as the Board may reasonably request.

          For services under the Advisory Agreement, the Fund pays the Investment Manager a fee at an annual rate of 1.25% of the NAV of the Fund’s assets up to $150 million and 1% of the NAV in excess of $150 million.

          A discussion regarding the Board of Trustees’ approval of the Advisory Agreement is available in the Fund’s annual report to shareholders for the period ended December 31, 2007.

Portfolio Manager

          Prior to October 1, 2007, Steven R. Champion, President and Chief Executive Officer of the Fund was employed as the portfolio manager of the Fund and therefore, was primarily responsible for the day-to-day management of the Fund’s portfolio. He has been the Fund’s portfolio manager from February. Mr. Champion was Executive Vice President of the Bank of Hawaii from 2001 to 2003 and Chief Investment Officer of Aetna International from 1997 to 2001. Mr. Champion also previously served as the portfolio manager of The Taiwan (R.O.C) Fund, predecessor to the Fund, from 1987 to 1989, and President and portfolio manager of the Fund from 1989 to 1992. Other positions he has held include Vice Chairman of the Bank of San Francisco, Chief International Investment Officer at the Bank of America and Vice President and Country Manager in Taiwan for Continental Illinois National Bank. Though Mr. Champion is a Director of Connecticut Choral Artists, Inc., he is not responsible for the day-to-day portfolio management of any fund or account other than the Fund.

Other Accounts Managed by the Portfolio Manager

           As of December 31, 2007, Mr. Champion managed the Fund with approximately $116,031,056 million in assets under management. As of December 31, 2007, Mr. Champion did not manage any mutual funds or pooled investment vehicles.

Portfolio Manager Compensation

          As of October 1, 2007, the Fund entered into an investment advisory agreement with NRC, whereby the Fund’s management structure changed from an internally managed entity to an externally managed entity. Mr. Champion is the principal owner of NRC and controls its affairs. In that connection he determines the compensation to be paid to himself and other NRC employees out of NRC’s investment advisory revenues, net of other expenses. If profits are available for distribution to NRC’s owners after the payment of salary, bonus and other operating expenses, Mr. Champion is therefore the principal beneficiary of those profits. In determining compensation and bonuses to be paid to him and other NRC officers and employees, Mr. Champion expects to structure NRC’s compensation program to attract and retain key personnel as well as to provide incentives for top quality performance. The factors that he expects to take into account in making such decisions include competence, diligence, creativity and dedication and his assessment of the level of importance of a person's performance as an employee or consultant to NRC’s success as an enterprise. In assessing his own performance as portfolio manager, Mr. Champion expects to base his assessment on a variety of factors, the most important of which is the Fund’s (and other clients’, if any) investment performance in relation to various benchmarks. Mr. Champion anticipates that the relationship between salary and bonus payments to himself and other officers and employees of NRC, on the one hand, and the proportion of NRC’s profits to which he will be entitled as a result of his ownership and profit interest in NRC, on the other hand, may vary from year to year, particularly if NRC acquires other investment management or advisory clients and if the proportion of NRC owned by Mr. Champion changes. In addition to a base salary, bonus and his profit interest, Mr. Champion is eligible for health insurance and deferred compensation benefits.

          Prior to October 1, 2007, Mr. Champion received a salary pursuant to an employment agreement he entered into with the Fund. The salary was fixed each year and may have been adjusted from year to year based on the performance of the registrant and various other quantitative and qualitative factors, as determined by the Compensation Committee of the Board of Trustees. In addition, Mr. Champion was awarded a prorated bonus for the year ended as of December 31, 2007, which was paid to Mr. Champion in 2008.

Principal Shareholders

          To the knowledge of the management of the Fund, the following persons beneficially owned more than 5% of the Fund’s outstanding Shares at December 1, 2008.

	Amount of Beneficial	Percentage of
Name and Address of Beneficial Owner	Ownership	Fund

City of London Investment Group plc and	2,923,139 Shares with sole	21.26%
City of London Investment Management Company Limited	voting power and sole
10 Eastcheap	dispositive power (1)
London EC3M 1LX
England

Lazard Asset Management LLC	1,462,646 Shares with sole	10.11%
30 Rockefeller Plaza	voting power and sole
New York, NY 10112	dispositive power (2)

Sarasin Investment Fund Ltd.	1,049,000 Shares (3)	7.63%
155 Bishopsgate
London EC2M 3XY

(1)	Based on a Schedule 13G/A filed with the Commission on July 10, 2008.

(2)	Based on a Schedule 13G/A filed wtih the Commission on September 8, 2008.

(3)	Based on a information disclosed on Bloomberg.

FOREIGN INVESTMENT REGULATIONS IN THE R.O.C.

General

          Prior to 1988, non-R.O.C. citizens could not make portfolio investments in R.O.C. securities other than through an authorized securities investment trust enterprise. In July 1988, the R.O.C. FSC began to permit foreign individuals who held an R.O.C. alien resident certificate to invest in the units of domestic closed-end investment trust funds. At such time, the R.O.C. government also announced a new general policy of liberalizing restrictions on investment by foreigners in R.O.C. securities and began to develop guidelines for such liberalization. As part of this process, as noted above, the Remittance Regulations were amended in March 1989 to permit limited direct investment in listed equity securities of R.O.C. companies by foreign insurance companies with branches in Taiwan. The Remittance Regulations were further amended in December 1990, and at such time the Executive Yuan approved implementing guidelines pursuant to which, as of January 1, 1991, direct investment in R.O.C. securities was also permitted by certain qualified foreign institutional investors as designated by the Investment

Commission. Under the system, there were a number of restrictive guidelines designed to protect the TSE and the local economy from foreign investment. This had the effect of limiting the ability of foreign investors to freely engage in the trading of securities in this market.

          In September of 2003, in an effort to attract additional foreign investment to Taiwan’s securities market, the Executive Yuan amended the Regulations Governing Investment in Securities by Overseas Chinese and Foreign Nationals (the “Investment Regulations”). The Investment Regulations abolished the designation of a “Qualified Foreign Institutional Investor” and the restrictions on foreign portfolio investors were revised.

          Under the Investment Regulations, foreign investors are divided into two categories: foreign institutional investors (“FINIs”) and foreign individual investors (“FIDIs”). A FINI is an entity incorporated under the laws of a country other than the R.O.C. or a branch of a foreign entity established within the territory of the R.O.C. A FIDI is an overseas Chinese or foreign natural person. Individuals or entities classified as FINIs and FIDIs are subject to unique rules that depend on their specific classifications. While FIDIs are subject to a U.S.$5 million investment quota, FINIs are free of an upper limit on investment.

          Each FINI who wishes to invest directly in the R.O.C. securities market is required to register with the TSE and obtain an investment identification number if the FINI is a non-resident and does not have sub-investment accounts in the R.O.C. Except for some restrictions imposed by specific laws and regulations, the individual and aggregate foreign ownership of the issued share capital in a TSE-listed company or a Gre-Tai Securities Market (“GTSM”) -listed company is not restricted. An R.O.C. custodian for a non-resident FINI is required to submit to the Central Bank of China (“CBC”) and the TSE a report of trading activity, inward and outward remittance of capital and status of assets under custody and other matters every month.

          Each FIDI who wishes to invest directly in the R.O.C. securities market is also required to register with the TSE and obtain an investment identification number. Any non-resident FIDI who invests in the R.O.C. securities market is subject to the limitations on investment amount as jointly determined by the R.O.C. FSC and the CBC.

          The Fund’s investments in Taiwan will be made in its capacity as a FINI for the purposes of the R.O.C. Securities and Exchange Act and the Investment Regulations.

Foreign Ownership Limitations

          Prior to December 2000, foreign ownership of the issued share capital in a TSE-listed company or a GTSM-listed company was limited to 50%. Since December 2000, the 50% limit has been lifted. Foreign investors can now hold such investments without any foreign ownership percentage limitations, unless a law has imposed restrictions otherwise.

          Capital remitted into Taiwan under the foreign investment guidelines may be repatriated at any time without the approval of the R.O.C. FSC. Capital gains and income on investments may also be repatriated at any time.

Investment Scope for Foreign Investors

          Foreign investors may invest in the following securities:

(i)	public placements or private placements of shares, certificates of entitlement to new shares from convertible bonds and Taiwan Depository Receipts (“TDRs”) issued by TSE- listed , GTSM –listed or emerging-stock companies;

(ii)	beneficiary certificates of securities investment trust funds;

(iii)	government bonds, financial debentures, corporate bonds, convertible bonds and corporate bonds with warrants;

(iv)	public placements or private placements of beneficiary certificates issued by trustee companies and public placements or private placements of asset-backed securities;

(v)	warrants; and

(vi)	other securities approved by the competent authorities of securities.

          Foreign investors may allocate their funds duly and timely remitted into Taiwan into government bonds, time deposits, money market instruments, money market funds, equity derivatives that are traded on an organized exchange, OTC NT dollar interest rate derivatives and OTC structure products for the purpose of hedging. However, total investment in these assets should not exceed 30% of the inward remittances of principal.

Foreign Investment Approval

          FINIs are required to submit a “foreign investment approval” application to the Investment Commission under the Ministry of Economic Affairs (“MOEA”) in order to obtain approval to invest in more than 10% of the shares of each R.O.C company in a single transaction. In addition to the general restrictions against direct investment by foreign investors in R.O.C. companies, foreign investors are currently prohibited from investing in certain prohibited industries in Taiwan under the “Negative List.” The industries on the Negative List include, among others, forestry and logging, chemical material and products manufacturing, machinery and equipment manufacturing and repairing, basic metal industries, land transportation, postal courier devices, financing and auxiliary financing, rental and leasing, radio and television broadcasting and recreational services. The Negative List also contains restricted industries which include, among others, agriculture and animal husbandry, fishing, manufacturing of food and beverage, tobacco, chemical materials and products, fabricated metal products, transportation equipment, electric, gas and water supply and telecommunications, etc. The prohibited industries on the Negative List are absolute in the absence of a specific exemption. For further information on prohibited and restricted industries, the Negative List can be viewed on the Investment Commission’s website, http://www.moeaic.gov.tw/.

NET ASSET VALUE

          In valuing the Fund’s assets, securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if there was no sales price on such date, and if bid and asked quotations are available, securities are valued at the mean between the last current bid and asked prices. Shares that are traded over-the-counter, if bid and asked quotations are available, are valued at the mean between the current bid and asked prices or, if such quotations are not available, are valued as determined in good faith by the Trustees. In instances where the price determined above is deemed not to represent fair market value, the price will be determined in such manner as the Trustees may prescribe. Short-term investments having a maturity of 60 days or less are valued at cost, with accrued interest or discount earned included in interest receivable. Debt securities originally purchased with maturities in excess of 60 days, but which at the time of valuation have maturities of 60 days or less, are, if materially different from market value, valued by the use of amortized cost valuation for the 60 days prior to maturity, such amortization being based upon market or fair value of the securities on the 61st day prior to maturity. All other securities and assets are valued as determined in good faith by the Trustees although the actual calculation may be done by others. Any assets or liabilities initially expressed in terms of NT Dollars are translated into U.S. Dollars.

DIVIDENDS, DISTRIBUTIONS,
SHARE DISTRIBUTION PLAN AND SHARE PURCHASE PLAN

Dividends and Distributions

          It is the Fund’s policy to distribute, at least annually, all ordinary income and net capital gains calculated in accordance with U.S. federal income tax regulations to shareholders. All income distributions will be paid in cash or by check in U.S. Dollars mailed directly to the shareholders by the Plan Agent.

          The Trustees also intend to distribute in cash (or newly issued Shares pursuant to the Fund’s Share Distribution Plan), substantially all of the Fund’s net realized capital gains (both short-term and long-term), as calculated for U.S. federal income tax purposes, after deducting any operating expenses not offset by dividend and interest income. Further, the Trustees intend to distribute, or to be deemed for the purposes of U.S. federal income taxation to distribute, at least annually such additional amounts, if any, as may be necessary to permit the Fund to continue to qualify for special tax treatment as a regulated investment company in the United States. In order to so qualify, the Fund must distribute annually at least 90% of its “investment company taxable income,” which includes not only interest and dividend income but also net short-term capital gains in excess of net long-term capital losses, each as calculated for U.S. federal income tax purposes, and certain foreign currency gains and losses. See “Taxation—U.S Federal Income Taxes.”

Share Distribution Plan

          Other than with respect to income distributions, shareholders who elect to participate in the Fund’s Share Distribution Plan will receive either Shares newly issued by the Fund in lieu of a cash distribution (if the closing market price of the Shares on the distribution date is at or above the Fund’s NAV per Share on such date) or Shares purchased on their behalf by the Fund (if the closing market price on the distribution date is below the Trust’s NAV per Share). In the latter case, the Plan Agent, acting as agent for the participants, will buy Shares for the participants’ accounts in the open market, on the NYSE or elsewhere, on or shortly after the distribution date. The Fund will pay any brokerage commissions incurred in connection with such purchases. If the market price of a Share on the distribution date is at or above the Fund’s NAV per Share on such date, the number of Shares to be issued by the Fund to each participating shareholder will be determined by dividing the amount of the cash distribution to which the electing shareholder would be entitled (net of any applicable withholding taxes) by the greater of the NAV per Share on such date and 95% of the market price of a Share on such date. Whole and fractional shares will be issued and held for the account of plan participants by the Plan Agent in either of the instances described above.

          Any election to participate in the Share Distribution Plan must be made on a form of election that will be available from the Plan Agent at P.O. Box 922 Wall Street Station, New York, New York 10269-0560. Any election will apply to the electing shareholder’s entire holding of Shares of the Fund. The election will apply to all distributions (other than dividends derived from the Trust’s ordinary income) declared by the Trustees after the date on which the election is received unless the election is revoked by written notice to the Plan Agent.

          In the case of shareholders such as banks, brokers or other nominees, that hold Shares for others who are the beneficial owners, the Plan Agent will administer the Share Distribution Plan on the basis of the number of Shares certified from time to time by the shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who are participating in the Share Distribution Plan. There will be no charge to participants for receiving Shares under the Share Distribution Plan. The Fund will pay the fees of the Plan Agent.

          The receipt of Shares in lieu of cash distributions of capital gains will not relieve participants of any U.S. federal income tax that may be payable on such distributions, including, in the case of foreign shareholders (as defined in “Taxation—U.S. Federal Income Taxes—Foreign Shareholders”), withholding taxes. The amount of the distributions for U.S. federal income tax purposes will equal the market value of the Shares on the date of distribution.

          The Trustees may on any occasion determine that the right to receive distributions in Shares will not be made available to any shareholders with registered addresses in any country or territory outside the United States where in the absence of a registration statement or other special formalities the circulation of an offer of rights of election would or might be unlawful. The provisions of the Share Distribution Plan will be subject to any such determination by the Trustees.

Share Purchase Plan

          Shareholders in the Fund have the option of making cash payments to the Plan Agent, semi-annually, in any amount from $500 to $5,000, for investment in the Trust’s Shares. The Plan Agent will use all funds received from participants in the Share Purchase Plan to purchase Shares of the Fund in the open market on or about February 15 and August 15 of each year. Any voluntary cash payments received more than 30 business days prior to these dates or less than 10 business days prior to such dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations and to allow ample time for receipt and processing by the Plan Agent, participants will be required to send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

          The Plan Agent will charge $1.00 for each purchase for a participant under the Share Purchase Plan plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of Shares for individual accounts through the Share Purchase Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing Shares for all participants in blocks and prorating the lower commissions thus attainable.

Plan Accounts; Amendment and Termination

          The Plan Agent will maintain all shareholder accounts in the Share Distribution and Share Purchase Plans and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and U.S. tax records. Shares in the account of each participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder’s proxy will include those Shares purchased pursuant to the Share Distribution and Share Purchase Plans.

          The Trustees reserve the right to amend or terminate the Share Distribution Plan or the Share Purchase Plan as applied to any distributions or voluntary cash payments made subsequent to notice of the change having been sent to all shareholders at least 90 days before the record date for such distribution or payment. The Plan Agent will also have the right, subject to the Trustees’ agreement, to amend or terminate the Share Distribution and Share Purchase Plans upon at least 90 days written notice to shareholders. All correspondence concerning the Share Distribution and Share Purchase Plans should be directed to the Plan Agent at P.O. Box 922 Wall Street Station, New York, New York 10269-0560.

ADMINISTRATION AND CUSTODIANS

Administration

          Brown Brothers Harriman & Co. (“BBH”) provides administrative and accounting services for the Fund, including maintaining certain books and records of the Fund, and preparing certain reports and other documents required by U.S. federal and/or state laws and regulations. The Fund pays BBH a monthly fee for these services at an annual rate of 0.06% of the NAV of the Fund’s assets up to $200 million, 0.05% of such NAV equal to or in excess of $200 million up to $400 million and 0.04% of such NAV equal to or in excess of $400 million. The total payment to BBH for administrative and custodial services is subject to a minimum annual fee of $200,000. Out-of-pocket expenses will be billed at the actual amount incurred at the time the good or service is purchased.

Custodian

          BBH serves as custodian of the assets of the Fund. The Fund pays BBH a monthly fee for securities in the Taiwan market at an annual rate of 0.15% of the Fund’s market value of Taiwan holdings up to $200 million, 0.13% of such Taiwan holdings equal to or in excess of $200 million up to $400 million and 0.11% of such Taiwan holdings equal to or in excess of $400 million. The Fund pays BBH a monthly fee for securities in the Hong Kong market at an annual rate of 0.10% of the Fund’s market value of Hong Kong holdings. The total payment to BBH for administrative and custodial services is subject to a minimum annual fee of $200,000.

Transfer Agent

          American Stock Transfer & Trust Company serves as the Fund’s transfer agent and registrar.

Code of Ethics

          Pursuant to Rule 17j-1 of the 1940 Act, the Board of Trustees adopted a Code of Ethics for the Fund and approved a Code of Ethics adopted by NRC (collectively, the “Codes”). The Codes establish policies and procedures for personal investing by employees and restrict certain transactions. Employees subject to the Codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

          The Codes may be viewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information about the Commission’s Public Reference Room may be obtained by calling the Commission at (202) 551-8090. The Code also may be available on the EDGAR Database on the Commission’s Website, http://www.sec.gov, or can be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to: Commission’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-0102. This reference to the website does not incorporate the contents of the Commission’s website into this Prospectus.

Proxy Voting Procedures

          The Fund’s policy with regard to voting stocks held in its portfolio is to vote in accordance with the recommendations of Institutional Shareholder Services, Inc. (“ISS”) unless the Fund’s portfolio manager recommends to the contrary, in which event the decision as to how to vote will be made by the Fund’s Board of Trustees. ISS is a third-party provider of information on corporate proxy votes. ISS also makes recommendations as to whether it is in a shareholder’s best interest to vote for or against particular matters that are put to a vote of shareholders, and they advise businesses on how to handle corporate governance issues. A summary of the voting policies followed by ISS is attached hereto as Appendix B. In addition, information regarding how the Fund voted proxies relating to its portfolio securities during the 12-month period ended June 30, 2007 is available on or through the Fund’s website and on the Commission’s website.

TAXATION

          The following is a general summary under present law of the principal R.O.C tax consequences to a FINI, such as the Fund, and non-resident individual or a non-resident entity (which we refer to collectively as a non-R.O.C holder) of the ownership and disposition of the Shares. The investor should consult its own tax adviser for the tax consequence according to applicable R.O.C taxes for the Shares and the Fund.

R.O.C. Taxation of the Fund

          Income Tax

          Pursuant to legislation enacted in 1989, transactions in securities are not currently subject to any capital gains tax.

          Drawing on powers provided by the Statute for Encouragement of Investment, which expired at the end of 1990, in 1983 the Ministry of Finance of the R.O.C. determined that the underlying assets of the Fund (now the assets of the Fund) would in all events be exempt from a then-applicable gains tax until December 31, 1990 but there can be no assurance that a similar exemption would be available to the Fund with respect to such assets if a capital gains tax were reimposed.

          Under the Statute for Upgrading Industries, certain dividend income received by a non-resident profit-seeking enterprise, having been approved to make investment in the R.O.C. under applicable laws, such as the Fund, and distributed by a company located in the R.O.C. is subject to a 20% withholding tax and such enterprise is exempt from filing income tax return. Stock dividends representing a distribution of capital surplus or an assets revaluation surplus are not subject to this tax. However, stock dividends representing a distribution of earnings are subject to this tax, which is payable on receipt or, in certain cases, on disposal of the stock received as dividends. In the case of stock dividends which are so taxable, the Fund is obliged to pay an amount equal to 20% of the par value of the securities received. The Statute for Upgrading Industries was amended on January 27, 1995 to provide that companies in certain important technology industries may, at their discretion, apply for a five-year corporate tax holiday or an investment tax credit for their shareholders and the above tax benefit will expire on December 31, 2009. There can be no assurance that a similar tax benefit would be available to the Fund after 2009.

          In addition to the dividend or distribution aforementioned, the following interest or income received by the Fund is also subject to 20 % withholding tax pursuant to the Standards of Withholding Rates for Various Incomes and the provisions provided in the Income Tax Law for filing income tax return shall not apply:

(1)	Interests resulted from the Fund’s New Taiwan Dollars account opened in Taiwan;

(2)	Reasonable returns or other interest, if any, resulted from lending securities in R.O.C, and

(3)	Any other R.O.C. source income.

          Securities Transaction Tax

          In general, on any sale of bonds, stocks, debentures and certain other securities, a securities transaction tax is payable by the seller at the rate of 0.3% of the transaction price for stocks and 0.1% of the transaction price for corporate bonds, debentures and other securities offered to the public with government approval.

          Taxation of the Shares of the Fund

          Income Tax

          Dividends on Shares distributed to, and gains realized on sales of Shares effected by, non-resident foreigners wholly outside the R.O.C. are not subject to R.O.C. income tax.

          Securities Transaction Tax

          Sales of the Shares effected outside the R.O.C. are not subject to the R.O.C. securities transaction tax.

U.S. Federal Income Taxes

          The Fund intends to qualify as a regulated investment company under the Code. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund’s business of investing in stocks, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses, or the securities of one or more qualified publicly traded partnerships. The Fund expects that all of its foreign currency gains will be directly related to its principal business of investing in stock and securities.

          As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its investment company taxable income that it distributes to its shareholders, provided that at least 90% of its investment company taxable income for the taxable year is distributed to its shareholders; however the Fund will be subject to tax on its income and gains, to the extent that it does not distribute to its shareholders an amount equal to such income and gains. In general, the Fund intends to borrow money or liquidate assets to make such distributions. Investment company taxable income includes dividends, interest and net short-term capital gains in excess of net long-term capital losses, but does not include net long-term capital gains in excess of net short-term capital losses. The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. Dividend distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income to the extent of the Fund’s current and accumulated earnings and profits, whether paid in cash or in shares. Since the Fund will not invest in the stock of domestic corporations, the corporate shareholders of the Fund will not be entitled to the 70% deduction for dividends received by corporations. If the Fund fails to satisfy the 90% distribution requirement or fails to qualify as a regulated investment company in any taxable year, it will be subject to tax in such year on all of its taxable income, whether or not the Fund makes any distributions to its shareholders.

          As a regulated investment company, the Fund also will not be subject to U.S. federal income tax on its net long-term capital gains in excess of net short-term capital losses and capital loss carryovers from the prior eight years, if any, that it distributes to its shareholders. If the Fund retains for reinvestment or otherwise an amount of such net long-term capital gains, it will be subject to a tax of 35% of the amount retained. The Board of Trustees of the Fund will determine at least once a year whether to distribute any net long-term capital gains in excess of net short-term capital losses and capital loss carryovers from prior years. The Fund expects to designate amounts retained as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income taxation on long-term capital gains, (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, and (b) will be entitled to credit against their U.S. federal income tax liabilities their proportionate shares of the tax paid by the Fund on the undistributed amount and to claim refunds to the extent that their credits exceed their liabilities. For U.S. federal income tax purposes, the basis of shares owned by a shareholder of the Fund will be increased by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Distributions of net long-term capital gains, if any, by the Fund are taxable to its shareholders as long-term capital gains whether paid in cash or in shares and regardless of how long the shareholder has held the Fund’s shares. Such distributions of net long-term capital gains are not eligible for the dividends received deduction. Under current U.S. law, the maximum tax rate on long-term capital gains available to noncorporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains will return to 20% in 2011. Long-term capital gains are taxable to corporations at 35%. Shareholders will be notified annually as to the U.S. federal income tax status of their dividends and distributions.

          Shareholders receiving dividends or distributions in the form of additional shares pursuant to the Share Distribution Plan should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares equal to such amount.

          If the NAV of shares is reduced below a shareholder’s cost as a result of a distribution by the Fund, the distribution will be taxable even though it, in effect, represents a return of invested capital. Investors considering buying shares just prior to a dividend or capital gain distribution payment date should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to the record date for a distribution will receive a distribution which will be taxable to them. The amount of capital gains realized and distributed (which from an investment standpoint may represent a partial return of capital rather than income) in any given year will be the result of action taken for the best investment of the principal of the Fund, and may therefore vary from year to year.

          If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

          Under the Code, the Fund may be subject to a 4% excise tax on a portion of its undistributed income. To avoid the tax, the Fund must distribute annually at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year and at least 98% of its capital gain net income for the 12-month period ending, as a general rule, on October 31 of the calendar year. For this purpose, any income or gain retained by the Fund that is subject to corporate income tax will be treated as having been distributed at year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under distribution or over distribution, as the case may be, in the previous year. For a distribution to qualify under the foregoing test, the distribution generally must be declared and paid during the year. Any dividend declared by the Fund in October, November or December of any year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such year and to have been paid by the Fund not later than December 31 of such year, provided that such dividend is actually paid by the Fund during January of the following year.

          The Fund will maintain accounts and calculate income by reference to the U.S. Dollar. Furthermore, R.O.C. exchange control regulations may restrict the ability of the Fund to repatriate investment income or the proceeds of sales of securities. These restrictions and limitations may limit the Fund’s ability to make sufficient distributions to satisfy the 90% distribution requirement and avoid the 4% excise tax.

          The Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) and other certain transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections, and will make the appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

          For backup withholding purposes, the Fund may be required to withhold 28% of reportable payments (which may include dividends, capital gain distributions, and redemptions) to certain shareholders. A shareholder, however, may avoid becoming subject to this requirement by filing an appropriate form certifying under penalty of perjury that such shareholder’s taxpayer identification number is correct and that it is not subject to backup withholding, or is exempt from backup withholding.

          Upon the sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending upon the amount realized and its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term if the shareholder’s holding period for the shares is more than 12 months and otherwise will be short-term. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gains distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the shareholder with respect to such shares.

          An amount received by a shareholder from the Fund in exchange for shares of the Fund (pursuant to a repurchase of shares or a tender offer or otherwise) generally will be treated as a payment in exchange for the shares tendered, which may result in taxable gain or loss as described above. However, if the amount received by a shareholder exceeds the fair market value of the shares tendered, or if a shareholder does not tender all of the shares of the Fund owned or deemed to be owned by the shareholder, all or a portion of the amount received may be treated as a dividend taxable as ordinary income or as a return of capital. In addition, if a tender offer is made, any shareholders who do not tender their shares could be deemed, under certain circumstances, to have received a taxable distribution of shares of the Fund as a result of their increased proportionate interest in the Fund.

          Foreign Taxes

          As set forth above under “R.O.C. Taxation,” it is expected that distributions made to the Fund by R.O.C. issuers will be subject to a 20% R.O.C. withholding tax. So long as certain distribution requirements are satisfied and more than 50% of the value of the Fund’s assets at the close of any taxable year consists of stocks or securities of foreign corporations, which is expected to be the case, the Fund may elect, for U.S. federal income tax purposes, to treat the 20% R.O.C. withholding tax as paid by its shareholders. The Fund expects to make this election. As a consequence, each shareholder will be required to include in its income an amount equal to its allocable share of the 20% R.O.C. withholding tax paid by the Fund to the R.O.C. government and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax due, if any, or to deduct their portions from their U.S. taxable income, if any. The amount of foreign taxes that may be credited against a shareholder’s U.S. federal income tax liability will generally be limited, however, to the amount of U.S. federal income tax imposed on the income subject to the foreign taxes. In addition, this limitation must be applied separately to certain categories of foreign source income one of which is foreign source “passive income.” For this purpose, foreign source “passive income” includes dividends, interest, capital gains and certain foreign currency gains. As a consequence, certain shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by the Fund. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether, pursuant to the election described above, the foreign taxes paid by the Fund will be treated as paid by its shareholders for that year and, if so, such notification will designate (i) such shareholder’s portion of the foreign taxes paid to such country and (ii) the portion of the Fund’s dividends and distributions that represents income derived from sources within such country.

          Foreign Shareholders

          Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership (a “foreign shareholder”) depends on whether the foreign shareholder’s income from the Fund is “effectively connected” with a U.S. trade or business carried on by the foreign shareholder.

          If the income from the Fund is not effectively connected with a U.S. trade or business carried on by the foreign shareholder, dividends of investment company taxable income will be subject to U.S. withholding tax of 30%, unless reduced pursuant to an applicable income tax treaty. In addition, distributions of net long-term capital gains and gains realized upon the sale of shares of the Fund by a foreign shareholder who is a nonresident alien individual ordinarily will be subject to U.S. federal income tax at a rate of 30% if such individual is physically present in the United States for more than 182 days during the taxable year and, in the case of gain realized upon the sale of Fund shares, if such gain is attributable to an office or fixed place of business in the United States maintained by such nonresident alien individual. Furthermore, foreign shareholders, in effect, may, be subject to the 30% U.S. withholding tax (or lower treaty rate) on their income resulting from the Fund’s election (described above) to “pass through” amounts of foreign taxes paid by the Fund, but may not be able to claim a credit or deduction with respect to the additional U.S. withholding tax attributable to such election.

          If dividends or distributions from the Fund are effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends of investment company taxable income, distribution of net long-term capital gains and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax in the same manner and at the graduated income tax rates applicable to U.S. citizens or domestic corporations. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder that is a corporation, then such shareholder may also be subject to the 30% branch profits tax. Whether a foreign shareholder is engaged in trade or business in the United States is a factual question. With respect to securities trading activities, a foreign shareholder who is not a dealer in securities is not considered to be engaged in trade or business in the United States by virtue of his securities trading activities if certain conditions are met. Foreign shareholders should consult their tax advisers to determine whether they are engaged in trade or business in the United States and, if they are, whether the income or gain derived from the Shares is effectively connected therewith.

          The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described above. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

     The U.S. Federal Income Tax discussion set forth above is a summary included for general information purposes only. In view of the individual nature of tax consequences, each shareholder is advised to consult his own tax adviser with respect to the specific tax consequences to him of participation in the fund, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

DESCRIPTION OF THE SHARES

General Description

          The Fund was created in 1988 by the Declaration of Trust. The assets of a Massachusetts business trust are held and managed by trustees for the benefit of holders of shares of beneficial interest in the trust’s assets. As a Massachusetts business trust, the Fund’s operations are governed by its Declaration of Trust and By-Laws, as each may be amended from time to time, and by Massachusetts law.

          Under the terms of the Declaration of Trust, the Trustees have full power and authority to issue an unlimited number of Shares or additional classes of other securities. The outstanding Shares are, and, when issued, the Shares to be sold pursuant to any offering will be, fully paid, non-assessable and subject to possible shareholder liabilities discussed under “Shareholder Liability” below. The Shares have no preference, preemptive, appraisal, conversion or exchange rights. Offerings of additional Shares or other securities, if made, will not require the approval of the existing shareholders. Any such additional offerings would also be subject to the requirements of the 1940 Act, including the requirement that new Shares may not be sold at a price below the then current NAV of the Shares (exclusive of any underwriting commission or discount) except in connection with an offering to existing shareholders or with the consent of the holders of a majority of the Shares.

          In the event of liquidation of the Fund, each Share will be entitled to its proportion of the Fund’s assets after the payment of debts and expenses.

Shareholder Dividend Rights

          The shareholders have the right to receive dividends as and when declared. See also “Share Distribution Plan and Share Purchase Plan.”

Shareholder Voting Rights

          The shareholders of the Fund have power to vote only pursuant to and to the extent provided for in the Declaration of Trust (1) for the election or removal of Trustees, (2) with respect to any investment advisory or management contract when and to the extent required by the 1940 Act, including any changes to the investment objective, investment restrictions and other fundamental investment policies of the Fund, (3) with respect to termination of the Fund, (4) with respect to amendments to the Declaration of Trust, (5) with respect to any merger, consolidation, conversion or sale of all or substantially all of the Fund’s assets, (6) to the same extent as the shareholders of a Massachusetts business corporation as to whether a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Fund or its shareholders and (7) with respect to such additional matters, if any, relating to the Fund as may be required by applicable provisions of the Declaration of Trust or By-Laws of the Fund or applicable law or as the Trustees may consider necessary or desirable.

          Pursuant to NYSE requirements, the Fund holds, and the shareholders are able to attend in person or by proxy, annual shareholders’ meetings.

          The Trustees are divided into three classes, each having a term of three years. The term of one class expires each year. See “Trustees and Officers.”

          Each Share of the Fund is entitled to one vote on any matter on which the shareholders are entitled to vote. There is no cumulative voting in the election of Trustees. Copies of the Declaration of Trust and By-Laws of the Fund are filed or incorporated by reference as exhibits to the registration statement of which this Prospectus forms a part.

Shareholder Liability

          Under Massachusetts law, shareholders in certain circumstances, could be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund solely by reason of his or her being a shareholder. In addition, the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

Anti-Takeover Provisions

          The Declaration of Trust includes provisions that are intended to limit the ability of others to acquire control of the Fund, to modify the structure of the Fund or to cause it to engage in certain transactions. These provisions, described below, also could have the effect of depriving shareholders of an opportunity to sell their Shares at a premium over prevailing market prices by discouraging third parties from seeking to obtain control of the Fund in a tender offer or similar transaction. In the opinion of the Trustees, however, these provisions offer several possible advantages. They potentially require persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the Shares required to obtain such control; they promote continuity and stability; and they enhance the Trust’s ability to pursue long-term strategies that are consistent with its investment objective.

          The Trustees are divided into three classes, each having a term of three years. The term of one class expires each year. See “Trustees and Officers.” This provision could delay the replacement of a majority of the Trustees. The affirmative vote of the holders of 66 2/3% or more of the outstanding Shares is required to authorize the removal of Trustees from office for cause at any meeting of shareholders.

          The conversion of the Fund from a closed-end to an open-end fund also requires the affirmative vote of 66 2/3% of the outstanding Shares if the Trustees determine to submit such a matter to a shareholder vote (except where, as described in “Possible Change to Open-End Investment Company” below, the Trustees are required to submit the conversion proposal to the shareholders). In addition, the affirmative vote of the holders of 66 2/3% or more of the outstanding Shares is required to authorize transactions with any “Principal Shareholder” of the Fund, as defined below, unless such transaction is approved before such a person or entity becomes a Principal Shareholder or at the time of the transaction by two-thirds of the “Continuing Trustees” (as defined below) then in office, in which case only the shareholder vote (if any) otherwise required by the Declaration of Trust, the By-Laws or Massachusetts law would be required.

          “Principal Shareholder” is defined as any person or entity that owns directly or indirectly more than 5% of the outstanding shares of the Fund. A “Continuing Trustee,” as defined in greater detail in the Declaration of Trust, in summary, is a Trustee who is not an “affiliate” or “associate” of a Principal Shareholder (as those terms are defined in the rules promulgated under the Exchange Act) and (1) who was a Trustee on May 19, 1989, (2) who was a Trustee immediately prior to the Principal Shareholder’s becoming a Principal Shareholder or (3) who was elected or proposed for election for his initial term of office by two-thirds of the Continuing Trustees

          The following transactions with a Principal Shareholder require Shareholder approval: (A) the merger or consolidation of the Fund with or into a Principal Shareholder; (B) the issuance of any securities of the Fund for cash to a Principal Shareholder; (C) the sale, lease or exchange of all or any substantial part of the assets of the Fund, except assets having an aggregate fair market value of less than $1,000,000, aggregating, for the purposes of such computation, all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period, to a Principal Shareholder, or (D) the sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of a Principal Shareholder except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period. In addition, any merger or consolidation of the Fund or sale, lease or exchange of all or substantially all of its assets requires the vote or consent of the Trustees and the consent of the holders of not less than a majority of the Shares outstanding and entitled to vote.

          The affirmative vote or consent of holders of 66 2/3% or more of the outstanding Shares of the Fund is also required to amend the Declaration of Trust with regard to each of the foregoing provisions if the Trustees determine to submit such a matter to a shareholder vote. The 66 2/3% minimum voting provisions with respect to the transactions described above are more stringent than are required by the 1940 Act or Massachusetts law.

          The anti-takeover provisions in the Declaration of Trust were not included in response to any efforts of which the Trustees were aware to obtain control of the Fund. The Trustees do not currently contemplate recommending the adoption of any further anti-takeover provisions or any other action designed to affect the ability of third parties to obtain control of the Fund. The Trustees have considered all of these provisions of the Declaration of Trust and have determined that such provisions are in the best interests of the shareholders.

Possible Change to Open-End Investment Company

          If the Shares trade on the NYSE at an average discount to NAV of more than 10%, determined on the basis of the discount as of the end of the last trading day in each week, in any twelve-week period commencing after June 1, 1992, the Trustees are required to submit to the shareholders at the next succeeding annual meeting of shareholders a binding resolution, to the extent consistent with the 1940 Act, to convert the Fund into an open-end investment company, and the affirmative vote of the holders of a majority of the Fund’s outstanding Shares will be required to adopt such resolution. This requirement became effective June 1, 1992 and has been triggered eleven times, first in 1995, in each of the years from 1997-2005, and again in 2007 and 2008. In addition, the Trustees may submit such a resolution to the shareholders at any time, but in such circumstances the affirmative vote of two-thirds of the Fund’s outstanding Shares would be required for approval. The two-thirds affirmative vote requirement with respect to such a transaction is greater than that required by the 1940 Act. See “Anti-Takeover Provisions” above.

          If the Fund were converted into an open-end investment company each Share could be presented to the Fund at a shareholder’s option for redemption at its NAV per Share. In such event, the Fund could be required to liquidate portfolio securities to meet requests for redemption. The Shares could no longer be listed on the NYSE after the Trust’s conversion into an open-end investment company.

Share Repurchases

          In addition to the semi-annual repurchase offers made by the Fund as described herein under “Semi-Annual Share Repurchases,” the Fund has the power to repurchase Shares by tender offers or by open market purchases on a voluntary basis. The Board of Trustees has authorized the Fund to repurchase Fund Shares in one or more block transactions provided that no block exceeds 500,000 Shares on any day, no more than 1,000,000 Shares in total are repurchased in block transactions, and that such share repurchases are made on the NYSE and in compliance with the safe harbor provided by Rule 10b-18 under the Exchange Act. Such purchases have been and will be made only when Shares are trading on the NYSE at a price below their NAV. It is not clear what effect, if any, this repurchase program has had upon the market price of the Shares, and the Fund cannot predict the effect, if any, on the market price of the Shares of any repurchase of Shares made in the future while the Fund is a closed-end investment company, whether pursuant to the currently authorized repurchase program or otherwise. To the extent that any such repurchase results in an average discount from NAV of less than 10% during any 12-week period, the Trustees will not be required to submit to the shareholders a resolution to convert the Fund into an open-end investment company as described above. All purchases pursuant to the currently authorized repurchase program have been, and any repurchases in the future will be, made in accordance with applicable law. The Fund currently has one share repurchase program which commenced in November 2004 and permits the repurchase by the Fund of up to 10% of the outstanding Shares. The Fund has not repurchased any Shares under this program since November 2005.

SEMI-ANNUAL SHARE REPURCHASES

General

          The Fund has adopted an interval fund structure pursuant to which it conducts semi-annual repurchase offers of its Shares. The percentage of outstanding Shares that the Fund can offer to repurchase in each repurchase offer will be established by the Fund’s Board of Trustees shortly before the commencement of each offer, and will be between 5% and 25% of the Fund’s outstanding Shares. If the repurchase offer is oversubscribed, the Fund may, but is not required to, repurchase up to an additional 2% of Shares outstanding. The Fund intends to fund repurchase offers by using cash on hand, and, to the extent necessary, liquidating portfolio securities, or by borrowing to finance the repurchases. The Fund intends to make repurchase offers in the second and fourth quarter of each year.

          Repurchases of Shares by the Fund would decrease its total assets and accordingly may increase its expenses as a percentage of average net assets. Further, interest on any borrowings to finance any such share repurchase transactions would reduce the Fund’s returns. See “Taxation—U.S. Federal Income Taxes” for certain tax consequences of a repurchase of Shares by the Fund.

Fundamental Policy Regarding Annual Repurchase Offers

          The Fund Trustees will make offers to repurchase its shares at semi-annual intervals pursuant to Rule 23c–3 under the 1940 Act, and the Fund’s Board of Trustees may place such conditions and limitations on the repurchase offers as may be permitted under that rule. The deadline by which the Fund must receive repurchase requests submitted by shareholders in response to each repurchase offer (“repurchase request deadline”) will be approximately six months after the prior repurchase request deadline pursuant to a policy approved by the Board. The date on which the repurchase price for Shares is to be determined (the “repurchase pricing date”) shall occur no later than fourteen days after the repurchase request deadline (or the next business day, if the fourteenth day is not a business day). Repurchase offers may be suspended or postponed only under certain circumstances as provided for in Rule 23c–3 under the 1940 Act.

Semi-Annual Repurchase Offer Procedures

          The Board of Trustees will, in the exercise of its duties and subject to applicable law, determine the number of Shares subject to a repurchase offer based upon such considerations as market demand and the Fund’s NAV per share. If a repurchase offer is over-subscribed, the Fund may, but is not obligated to, either: (1) repurchase all additional shares tendered if the additional shares do not exceed 2% of the Fund’s outstanding shares, or (2) purchase all shares tendered up to 2% of the Fund’s outstanding shares on a pro rata basis. All shares tendered may be withdrawn at any time prior to the repurchase request deadline in accordance with certain procedures.

          Repurchase prices will be set at a price equal to the NAV per share of the Fund as of a specified date that occurs after the repurchase request deadline. This price may be greater or less than the current market price of the Fund’s shares. The Fund may charge a repurchase fee of up to 2% of the value of the shares that are repurchased. Payment for tendered shares will be distributed within one week after the repurchase pricing date. All repurchase offer materials will be mailed to shareholders of record before commencement of the repurchase offer. Shareholders whose shares will be held in the name of a broker, dealer, commercial bank, trust company or other nominee should contact such firm if they desire to tender their shares in a repurchase offer.

          While the Fund intends to conduct repurchase offers for its common stock, there is no assurance that conducting repurchase offers will cause the shares to trade at or above NAV because the market price of the Fund’s shares will be based on, among other things, the Fund’s investment performance and investor perception of the Fund’s overall attractiveness as an investment, as compared with alternative investments.

          During repurchase offers, NAV per share is normally calculated as of the close of each business day on which either the TSE or NYSE is open for trading (generally, the NYSE closes at 4:00 p.m. Eastern time), on each business day during which the NYSE is open for trading. See “Net Asset Value.” Shareholders who wish to obtain the NAV per share during this period should contact the Fund or their financial adviser.

PORTFOLIO TRANSACTIONS AND BROKERAGE

          In portfolio transactions involving equity securities the Fund places orders directly with brokers, except that the purchase of shares in rights offerings is made directly from the issuer. In portfolio transactions involving debt securities, the Fund may place orders directly with brokers, bills finance companies or other institutions or may make purchases directly from the issuer.

          Since the inception of the Fund, it has been the policy of the Fund not to conduct more than 40% of the Fund’s total annual brokerage business with any one broker and to limit outstanding unsettled transactions with any one broker to less than 1% of the Fund’s assets. Subject to the foregoing policy, the factors considered by the Fund in placing orders with brokers include efficiency in completing securities transactions, financial condition, market reputation and research and information gathering ability.

          R.O.C. regulations require, with limited exceptions, that all transactions in securities listed on TSE or traded on OTC market be effected through securities brokers on the TSE.

          Brokerage commission rates are approved by the R.O.C. SEC on the recommendation of the TSE and are currently fixed at 0.1425% of the transaction value for stocks and 0.1% for bonds for all brokerage houses. The aggregate brokerage commissions paid by the Fund for the years ended December 31, 2005, 2006 and 2007 were as follows:

Brokerage Commissions
Paid For the Fiscal Year Ended
December 31, 2005	December 31, 2006	December 31, 2007

$42,018	$77,609	$84,898

PLAN OF DISTRIBUTION

          The Fund may sell Shares in any of three ways (or in any combination): (a) through underwriters or dealers; (b) directly to a limited number of purchasers or to a single purchaser or to existing shareholders in a rights offering; or (c) through agents. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the Shares will also be named in the applicable prospectus supplement. The Shares may be sold “at-the-market” to or through a market maker or into an existing trading market for the securities, on an exchange or otherwise. The prospectus supplement will set forth the terms of the offering of such securities, including:

  the name or names of any underwriters, dealers or agents and the amounts of Shares underwritten or purchased by each of them;
  the offering price of the Shares and the proceeds to us and any discounts, commissions or concessions allowed or reallowed or paid to dealers; and
  any securities exchanges on which the Shares may be listed.

          If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase the Shares from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the securities not, at the time of delivery, be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

          Any offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

          If underwriters are used in the sale of any Shares, the Shares will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The Shares may be either offered to the public through underwriting syndicates represented by managing underwriters, or directly by underwriters. Generally, the underwriters’ obligations to purchase the Shares will be subject to certain conditions precedent.

          The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority (“FINRA”) or independent broker-dealer will not exceed 5%. In connection with any rights offering to our shareholders, we may also enter into a standby underwriting arrangement with one or more underwriters pursuant to which the underwriter(s) will purchase our common stock remaining unsubscribed for after the rights offering.

          The Fund may sell the Shares through agents from time to time. The prospectus supplement will name any agent involved in the offer or sale of the Shares and any commissions the Fund will pay to them. Generally, any agent will be acting on a best efforts basis for the period of its appointment.

          The Fund may authorize underwriters, dealers or agents to solicit offers by certain purchasers to purchase the Shares from the Fund at the public offering price set forth in the prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future. The contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth any commissions the Fund will pay for soliciting these contracts.

          Agents, dealers and underwriters may be entitled to indemnification by us, to the extent permitted by the 1940 Act and the rules and regulations thereunder, against certain civil liabilities, including liabilities under the Securities Act or to contribution with respect to payments which the agents or underwriters may be required to make in respect thereof. Agents, dealers and underwriters may be customers of, engage in transactions with, or perform services for us in the ordinary course of business.

          Any of the Fund’s Shares sold pursuant to a prospectus supplement will be listed on the NYSE, or another exchange on which the Fund’s Shares are traded.

          In order to comply with the securities laws of certain states, if applicable, the Shares offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the Shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirements is available and is complied with.

LEGAL MATTERS

          Certain legal matters regarding the securities offered by this Prospectus will be passed upon for us by Clifford Chance US LLP, 31 West 52nd Street, New York, NY, 10019 and Bingham McCutchen LLP, 150 Federal Street, Boston, MA 02110, as special Massachusetts counsel.

EXPERTS

          The financial statements of the Fund for the fiscal year ended December 31, 2007 have been incorporated by reference in this Prospectus in reliance upon the report of KPMG LLP, the Fund’s independent registered public accounting firm, incorporated by reference herein, and upon the authority of said registered public accounting firm as experts in accounting and auditing. The address of KPMG is 99 High Street, Boston, MA 02110. The audit services that KPMG provides include audit of the financial statements of the Fund, services relating to filings by the Fund with Commission and consultation on matters related to the preparation and filing of tax returns.

          The books and records of the Fund will be maintained at the Fund’s principal address in the United States and will be subject to inspection by the Commission.

FINANCIAL STATEMENTS

          The Fund’s annual report for the fiscal year ended December 31, 2007, which includes the Fund’s financial statements for that fiscal year, and the Fund’s semi-annual report for the period ended June 30, 2008, are incorporated herein by reference with respect to all information other than the information set forth in the President’s letter included therein. The Fund will furnish, without charge, a copy of its annual and semi-annual reports, upon request by writing to The Taiwan Greater China Fund, c/o Brown Brothers Harriman & Co., P.O. Box 962047, Boston, MA 02196-2047, ATTN: Investor Services Counsel, Fund Adminstration, or by calling (800) 343-9567.

ADDITIONAL INFORMATION

          The Fund has filed with the Securities and Exchange Commission, 100 F. Street, N.E., Washington, D.C. 20549, a Registration Statement on Form N-2, with respect to the Shares offered hereby. Further information concerning the Shares and the Fund may be found in the Registration Statement, of which this Prospectus constitutes a part. A copy of the Registration Statement may be inspected without charge at the Commission’s office in Washington, D.C. and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the Commission.

          The Fund is subject to the requirements of the Securities Exchange Act of 1934 and the 1940 Act and, in accordance therewith, is required to file reports and other information with the Commission. Any such reports and other information, including the Fund’s Code of Ethics, can be inspected and copied at the public reference facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549 and at the following regional offices of the Commission: Los Angeles Regional Office, at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; and Chicago Regional Office, at 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604. The Commission maintains a website at http://www.sec.gov containing reports and information statements and other information regarding registrants, including the Fund, that file electronically with the Commission. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the NYSE Euronext, 11 Wall Street, New York, New York 10005.

          This Prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. Additional information regarding the Fund is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, filed by the Fund with the Commission in Washington, D.C. Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

APPENDIX A

THE REPUBLIC OF CHINA

           The information set forth in this Appendix A has been extracted from various government, multinational monetary and stock exchanges publications. The Fund and its Board of Trustees make no representation as to the accuracy of the information, nor has the Fund or its Board of Trustees attempted to verify the statistical information presented in this Appendix A. Furthermore, no representation is made that any correlation exists between the Republic of China or its economy in general and the performance of the Fund.

General Information

          The principal territory under the effective control of the R.O.C. is the island of Taiwan, which is located in the East China Sea approximately 100 miles (160 kilometers) east of Fukien Province on the Chinese mainland at its closest point. In addition to Taiwan, there are 86 offshore islands currently under R.O.C. control, including the Penghu Archipelago (or the Pescadores), Kinmen (or Quemoy) and Matsu. Combining the island of Taiwan itself and the outlying islands, the total land area under the effective control of the R.O.C. is about 13,892 square miles (35,980 square kilometers).

          Taiwan’s total population as of July 2007 is estimated to be 22,858,872 million. The population density in the R.O.C. is among the highest in the world. The largest city is Taipei, in the north of Taiwan, with a population of approximately 2.6 million. Mandarin Chinese is the official language of the R.O.C. while the Taiwanese (Min-nan) and Hakka dialects of Chinese are also widely spoken.

          Nine years of public education is compulsory for children in Taiwan, and adult literacy is estimated at over 96%.

          Political History

          The Chinese Revolution of 1911 resulted in the overthrow of the Ching Dynasty and the establishment of the R.O.C. In October 1945, upon the defeat of Japan in World War II, the R.O.C. reasserted control over Taiwan, which had been ceded to Japan at the end of the Sino-Japanese War of 1894-95. In December 1949, following a period of protracted civil war with Communist forces, the R.O.C. government seat was removed from mainland China to Taiwan. In October 1949, the P.R.C. was founded on the mainland by the communists. In December 1949, a “provisional” KMT capital in Taipei, Taiwan was established.

          Until 1986, Taiwan’s political system was effectively controlled by one party, the KMT. After 1986, the KMT’s hold on power was challenged by the emergence of competing political parties. Despite the official ban on forming political parties, Taiwan’s first new political party, the DPP was formed and Taiwan authorities did not prohibit the DPP from operating. In 1987 the prohibition on organizing new political parties was lifted and in 1989 the Civic Organization Law was passed allowing for the formation of new political parties, thereby legalizing the DPP. President Lee Teng-hui was the first native-born Taiwanese to hold either the office of President or Chairman of the KMT and, in 1996, he became the first president to be elected by Taiwanese voters.

          In March 2000, DPP candidate Chen Shui-bian became the first opposition party candidate to win the presidency. His election resulted in the first-ever transition of the presidential office from one political party to another, validating Taiwan’s democratic political system. President Chen was re-elected to a second term in the 2004 election by 50.1% of the popular vote. Following this DPP national victory, the KMT started showing strength in the local elections, and won a majority of the city mayor and county magistrate races, including the mayoral election in Taipei City. On March 22, 2008, KMT candidate Ma Ying-jeou won the R.O.C. presidential election by 58% of the vote.

          The Government of the R.O.C.

          The R.O.C.’s government exercised control over Taiwan. The R.O.C. government is divided into five administrative branched (Yuan): Legislative, Executive, Control, Judicial and Examination. In addition to the separation of government into five administrative branches, the R.O.C. government is characterized by the division into central, provincial, municipal and county levels, each with defined powers.

          The President is both leader of Taiwan and Commander-in-Chief of its armed forces. The President appoints the President of the Executive Yuan. The President of the Executive Yuan and the cabinet members are responsible for government policy and administration.

          The Legislative Yuan is the R.O.C’s sitting legislative body. Taiwan has created single-member legislative election districts halved the number of Legislative Yuan seats from 225 to 113. During the January 2008 elections, the KMT, which favors closer ties to China, won 81 of Legislative Yuan’s seats, heavily defeating the DPP, which took 27 seats.

          The Control Yuan is responsible for auditing government accounts and investigating and impeaching corrupt government officials. The Examination Yuan is responsible for all examination-related matters of the government and for legal matters relating to pay scales and other employment matters for civil servants.

          The Judicial Yuan (Judiciary) is the highest judicial organ of the R.O.C. Its chief powers are to adjudicate civil, criminal, and administrative cases, cases concerning disciplinary sanctions on public functionaries, and cases concerning the dissolution of political parties violating the constitution. The subordinate units of the Judicial Yuan are the Supreme Court, high courts, district courts, Supreme Administrative Court, high administrative courts, Commission on the Disciplinary Sanctions of Functionaries, and Judicial Personnel Study Center. In addition to the court system, the Judicial Yuan includes a 15-member Council of Grand Justices which is charged with the exclusive power to interpret the constitution and resolves conflicting interpretations of the laws by the courts.

          Political Parties and Political Activity

          In addition to the KMT, there are three other major political parties. The DPP’s platform includes outspoken positions on political issues including the view that Taiwan is an entity separate from mainland China. In fact, many ranking DPP officials openly advocate independence for Taiwan. The KMT’s position is that Taiwan and the mainland, although divided, are both part of "one China."

          The People First Party (PFP) was formed in March 2000. PFP and KMT subsequently formed the “Pan-Blue” Alliance to oppose the DPP government. In 2001, former KMT President Lee Teng-hui, broke with the KMT and formed the pro-independence Taiwan Solidarity Union (TSU). The TSU, advocates changing Taiwan's official name and replacing the 1947 constitution, and has allied itself with the DPP forming the "Pan-Green" alliance.

          External Relations

          The R.O.C. was a signatory of the United Nations Charter in 1945, but lost its right to representation in that body in 1971 when the P.R.C. was recognized as the sole representative of China.

Taiwan’s diplomatic position has continued to erode and many countries have changed their official recognition from Taipei to Beijing. The number of countries that maintain formal diplomatic relations with the R.O.C., as of spring 2007, currently stands at 24. Taiwan has developed informal ties with most countries to offset its diplomatic isolation and to expand economic relations. Many nations have set up unofficial organizations to carry out commercial and other relations with Taiwan. In addition, with official overseas missions and unofficial representative and/or trade offices, Taiwan is represented in 122 countries.

          Recently, Taiwan has lobbied for admission into the United Nations and other international organizations, such as the World Health Organization. Because the P.R.C considers Taiwan to be a province of China and not a separate sovereign state the P.R.C. opposes Taiwan's membership in such organizations.

          The United States formally recognized the P.R.C. as the sole government of China on January 1, 1979 and simultaneously severed formal diplomatic relations with the R.O.C. In April 1979, however, the U.S. Congress enacted the Taiwan Relations Act to establish a new framework for bilateral relations between the United States and Taiwan. The Taiwan Relations Act authorized the establishment of the American Institute in Taiwan, which assumed most of the functions previously performed by the U.S. Embassy and Consulate. The Institute has an office in Taipei and a branch office in Kaohsiung. In February 1979 the R.O.C. established the Taipei Economic and Cultural Office (formerly the Coordination Council for North American Affairs), which is charged with performing similar functions in its offices in the United States.

          The Taiwan Relations Act approved the continuation of all non-military treaties and international agreements between the United States and the R.O.C. that were in effect on December 31, 1978. Despite the absence of diplomatic relations, the Taiwan Relations Act provides, among other things, that U.S. laws with respect to Taiwan should continue to be applied in the same manner as such laws were applied prior to January 1, 1979; that Taiwan should continue to be treated as a foreign state or government for the purposes of U.S. law; and that contractual and property rights acquired by, or with respect to, Taiwan should not be affected by the withdrawal of formal diplomatic recognition of the R.O.C.

          Trade and other economic relations between the United States and the R.O.C. have not been adversely affected by the change in diplomatic relations, as the United States has remained one of the R.O.C.’s largest trading partners and the source of considerable direct foreign investment in the country.

          Relations with the P.R.C.

          Relations between the P.R.C. and the R.O.C. over the past several years have been characterized by a gradual relaxation of barriers to business relations, trade and investment. The announced policy of the P.R.C. towards Taiwan is one of peaceful reunification of China, but only under the aegis of the P.R.C.. Mainland Chinese authorities have consistently refused to renounce the possibility that they may at some point use force to seek control over Taiwan, particularly if Taiwan should take any steps toward political independence or if the political and social situation in Taiwan should become destabilized.

          P.R.C. authorities have also consistently expressed grave concern about the possibility of Taiwan’s declaration of independence from China as a whole or its development of nuclear weapons, and have indicated that neither action would be tolerated. The R.O.C. government has repeatedly stated that its policy is not to seek independence or develop nuclear weapons. Relations between the R.O.C. and the P.R.C. have recently been strained as a result of the P.R.C.’s objection to the private visit by R.O.C. President Lee Teng-Hui to the United States in June 1995, the P.R.C.’s conduct of military exercises in the waters north of Taiwan and certain other matters.

          Since 2005, what seemed to be an increasing rift between the China and the R.O.C. has reversed in light of the recently increased economic linkages between Taiwan and China. In March 2005, The P.R.C government passed an Anti-Secession Law which authorized non-peaceful means and other necessary measures should Taiwan move to gain independence from the P.R.C.. In February 2006, President Chen ceased activities of the country’s National Unification Council, a committee established to assist Taiwan in its efforts to reunite with the P.R.C. In addition, President Chen declared “four imperatives and one non-issue” in March 2007 aiming at seeking independence and name rectification of Taiwan. However, the results of the January 2008 Legislative Yuan election indicate the electorate’s dissatisfaction with President Chen’s radical pro-independence stance. The KMT, which seeks closer ties with China, now dominate the Legislative Yuan, winning 81 of the 113 newly restructured seats while the DPP had a poor showing with just 27 seats. The defeat is viewed as a result of the electorate’s belief that the DPP’s pro-independence stance has had a negative impact on Taiwan’s economy and its ability to further capitalize on China’s growth through increased investment and direct links. Increased economic activity between Taiwan and the P.R.C. in the form of charter flights, agricultural products and tourists as well as the KMT’s continued focus on economic growth linked to China, indicates a more collaborative future for Taiwan and the P.R.C.

The R.O.C. Economy

          Economic Policy

          With the establishment of the R.O.C. government seat on Taiwan in 1949, an extensive program of economic reconstruction was launched. Post-war reconstruction was substantially aided by the United States. Beginning in 1953 the R.O.C. government instituted a series of economic plans which have provided a framework for government policies and have helped to adapt Taiwan’s economy to changes in the domestic and international economic environment.

          In June 1993 President Lee Teng-Hui ordered the immediate implementation of an economic stimulus package designed to achieve an annual economic growth rate of 6 to 10% and a yearly increase of 10 to 15% in domestic investments by private sectors over the next three years. In keeping with this trend, some large, government-owned banks and industrial firms are currently being privatized.

          Taiwan has transformed itself from a recipient of U.S. aid in the 1950s and early 1960s to an aid donor and major foreign investor. Taiwan is now a creditor economy, holding the world’s third largest stock of foreign exchange reserves estimated at $278 billion as of February 2008. Although Taiwan enjoyed sustained economic growth, full employment, and low inflation for many years, in 2001, the combination of the slowing global economy, weaknesses in parts of the financial sector, and sagging consumer and business confidence in the government’s economic policymaking resulted in the first recession since 1952. The economy began to recover in 2002, but the outbreak of severe acute respiratory syndrome (SARS) slowed growth to 3.5% in 2003. The world economic upturn drove growth in 2004 to 6.21% . However, slower world growth in 2005, higher energy prices and interest rates, and excess inventory dragged 2005 growth to 4.2% . Continued expansion of exports sustained Taiwan’s economic growth at 4.9 in 2006 and pushed up Taiwan’s economic growth to 5.7% in 2007.

          Recent Economic Developments

          In recent years, exports have provided the primary impetus for industrialization. Exports constitute over 60% of the R.O.C.’s gross domestic product. The island runs a trade surplus, with Taiwan’s foreign reserves being the world's third largest. Despite restrictions on cross-Strait links, mainland China has overtaken the United States to become Taiwan’s largest export market and, in 2006, its second-largest source of imports after Japan. Mainland China is also the island’s number one destination for foreign direct investment. Strong trade performance in 2006 pushed Taiwan’s GDP growth rate above 4%, and unemployment below 4%. Consumer spending recovered following a slowdown early in 2006, when banks tightened lending to address a sharp increase in delinquent consumer debt.

          In 2007, Taiwan’s exports reached US$246.7 billion (up 10.1%), China replaced the U.S. as Taiwan’s top export market, with exports to China, including Honk Kong, increasing by 12.6% and accounting for 40.7% of the total exports during the year. Exports remained strong at the end of 2007, with December exports to China surging by 21.9% over December a year earlier.

          The R.O.C. government has continued its policy of liberalizing regulations governing foreign investment in the R.O.C. The R.O.C. also successfully exports to other emerging market countries. For example, in 2006, exports to India grew 59%, Saudi Arabia grew 38% and Russia grew 24%. See “Foreign Investment Regulations in the R.O.C.”

Gross National Product.

          The following table sets forth the R.O.C.’s GNP since 1998 with annual percentage changes of GNP stated in current and constant price terms:

Gross National Product, 1998-2007
(Current Prices: NT$ Billion)

	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007

Total	9,307	9,731	10,172	10,054	10,536	10,848	11,438	11,746	12,202	12,934

Private Consumptions	5,437	5,757	6,087	6,129	6,285	6,353	6,719	7,023	7,183	7,447

Government Consumption	1,401	1,363	1,392	1,404	1,431	1,459	1,465	1,498	1,503	1,526

Fixed Capital Formation	2,185	2,229	2,394	1,910	1,911	1,958	2,420	2,438	2,518	2,667

Increase (Decrease) in inventory	120	49	(60)	(99)	(62)	(22)	87	11	12	(9)

Exports of Goods and Services	4,359	4,562	5,392	4,963	5,443	5,999	6,978	7,358	8,304	9,280

Less: Imports of Goods and Services	(4,264)	(4,320)	(5,173)	(4,445)	(4,715)	(5,228)	(6,603)	(6,873)	(7,630)	(8,322)

Expenditures on Gross Domestic Product	9,238	9,640	10,032	9,862	10,293	10,519	11,066	11,455	11,890	12,589

Net Factor Income (Loss) from Rest of World	69	91	140	192	243	329	372	291	312	327

Annual Growth of GNP at Current Price, %	7.0	4.6	4.5	(1.2)	4.8	3.0	5.4	2.7	3.9	6.3

Real GNP Growth, %	4.6	5.8	5.8	(2.2)	4.6	3.5	6.2	4.2	4.9	5.7

Source: Quarterly National Economic Trends, May 2008

          Composition of gross national product. As the following table indicates, Taiwan’s GNP at current prices is made up principally of exports and private consumption.

Composition of Gross National Product, 1998-2007
(Percentage Shares at Current Prices)

	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007

Private Consumptions	58.42	59.16	59.84	60.96	59.65	58.56	58.74	59.79	58.87	57.58

Government Consumption	15.05	14.01	13.68	13.96	13.58	13.45	12.81	12.75	12.32	11.80

Fixed Capital Formation	23.48	22.91	23.54	19.00	18.14	18.05	21.16	20.76	20.64	20.62

Increase (Decrease) in inventory	1.29	0.50	(0.59)	(0.98)	(0.59)	(0.20)	0.76	0.09	0.10	(0.07)

Exports	46.84	46.88	53.01	49.36	51.66	55.30	61.01	62.64	68.05	71.75

Imports	(45.81)	(44.39)	(50.86)	(44.21)	(44.75)	(48.19)	(57.73)	(58.51)	(62.53)	(64.34)

Net Factor Income (Loss) from Rest of World	0.74	0.94	1.38	1.91	2.31	3.03	3.25	2.48	2.56	2.67

Exports Less Imports	1.02	2.49	2.15	5.15	6.91	7.11	3.28	4.13	5.52	7.41

Source: Quarterly National Economic Trends, May 2008

          Gross Domestic Product

Gross Domestic Product by Economic Activity
(At Current Prices; NT$ billions)

	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007

Agriculture	218	235	199	183	179	175	181	190	193	182
Construction	352	325	299	252	235	216	212	228	258	273
Electricity/Gas/Water	193	197	195	195	199	200	178	177	176	147
Finance/Insurance/Leasing	1,712	1,793	1,865	1,871	1,925	1,987	2,066	2,120	2,169	2,290
Manufacturing	2,293	2,316	2,384	2,241	2,437	2,492	2,624	2,658	2,718	2,991
Mining	47	46	39	36	40	33	37	35	38	51
Retailer/Hotel/ Food & Beverage	1,557	1,696	1,840	1,803	1,873	1,919	2,112	2,275	2,438	2,609
Transport/Storage/Communication	579	619	635	636	658	654	697	705	716	748
Other	875	965	1,054	1,121	1,172	1,205	1,266	1,328	1,419	1,515
Subtotal	7,826	8,192	8,510	8,338	8,718	8,881	9,373	9,716	10,125	10,806

Producers of Government Services	986	1,039	1,090	1,123	1,145	1,203	1,230	1,256	1,276	1,281
Other Producers	102	97	108	115	122	118	124	131	138	140
Import Duties	153	139	146	119	126	129	126	135	136	138
Value Added Tax	171	173	178	167	182	188	213	217	215	224

Total GDP	9,238	9,640	10,032	9,862	10,293	10,519	11,066	11,455	11,890	12,589

Source: Quarterly National Economic Trends, May 2008

          Change in Prices

Change in Prices, 1998-2007
(%)

Period	GDP	Private Consumption	Government Consumption	Fixed Capital	Export	Import	Wholesale	Consumer
	Deflator	Deflator	Deflator	Formation Deflator	Deflator	Deflator	Price Index	Price Index
1998	2.63	1.47	2.71	2.58	3.82	2.19	0.60	1.69
1999	-1.32	0.36	1.70	-0.91	-6.33	-3.09	-4.55	0.17
2000	-1.62	1.10	1.40	-1.49	-0.56	4.08	1.82	1.26
2001	0.49	0.02	0.39	-0.38	-0.23	-1.20	-1.34	-0.01
2002	-0.25	-0.06	-0.18	-1.01	-0.84	-1.00	0.05	-0.20

2003	-1.26	-0.38	1.39	0.72	-0.17	2.60	2.48	-0.28
2004	-0.90	1.25	0.97	3.48	1.69	6.26	7.03	1.62
2005	-0.61	1.48	1.15	-0.43	-2.03	0.31	0.61	2.30
2006	-1.04	0.52	0.75	2.61	2.26	5.57	5.64	0.60
2007	0.15	1.10	0.70	3.46	2.67	5.19	6.47	1.80

Source: Quarterly National Economic Trends, May 2008

          Taxation

          The R.O.C. tax system includes, among other things, corporate and personal income taxes and their income basic tax, commodity and value-added taxes, customs duties, harbor taxes, deed, and land taxes and stamp and securities transaction taxes and estate and gift taxes. In recent years the government has been attempting to control tax evasion.

          Generally R.O.C. resident corporations are taxed on their worldwide net income at rates ranging to a maximum of 25%. Branches of foreign corporations and nonresident companies doing business in the R.O.C. are taxed on all R.O.C. source income either at the applicable rates for resident corporations or at prescribed withholding rates. A 20% withholding tax is imposed upon the receipt by non-residents of any interest, royalties or certain fees for services performed in the R.O.C., except in certain specified circumstances.

          Individuals are taxed on all income derived from sources within Taiwan. R.O.C. residents are taxed at progressive rates ranging from 6% to 40%. With regard to dividends paid to the individual taxpayer, R.O.C. residents generally receive either cash or stock as well as a deductible income tax. When a R.O.C. resident files an income tax return, the aggregate amount of the deductible income tax received would be deducted or offset with the payable income tax for the full taxing year. For R.O.C. residents, corporate profits are not taxed again when paid as dividends at the individual taxpayer level. Except for certain specified circumstances, non-residents are taxed at a flat rate of 20% of R.O.C. -source income

          In April 1986 the government instituted a 5% value-added tax that replaced a three-tiered tax system that involved separate commodity, invoice and business taxes.

          Securities transactions are taxed at the rate of 0.3% for equity transactions and 0.1% for corporate bond and LBC transactions. There is no tax on government bond transactions. Capital gains derived from the sale of securities of listed companies and from the sale of bonds of unlisted companies have not been taxed since January 1, 1990. The R.O.C. government has announced a proposal to reduce the securities transaction tax applicable to sales of shares from 0.3% to 0.2% and to reimpose a capital gains tax on the sale of securities. Gains from the transfer of land within the R.O.C. are subject to a land value increment tax. Deed taxes are levied on the transfer of buildings within the R.O.C.

          Estate tax is payable at rates ranging from 2% to 50%. Gift tax is payable at rates ranging from 4% to 50%.

Regulation and Supervision

          In September 1960, the government of Taiwan created the R.O.C. Securities and Exchange Commission (the “R.O.C. SEC”) to supervise and control all aspects of the securities markets. Since, the R.O.C. SEC was renamed the R.O.C Securities and Futures Commission in 1997 and the R.O.C.

Securities and Futures Bureau more recently. On July 1, 2004, the Executive Yuan consolidated the supervision of the banking, securities and insurance sectors in Taiwan by creating the R.O.C. FSC, which was set up for the purpose of the unification of financial supervision. The R.O.C. FSC consists of four distinct bureaus, including the R.O.C. SFB, which has the responsibility for implementing the Securities and Exchange Law and for overall administration of governmental policies in the R.O.C. securities market. The R.O.C. SFB has extensive regulatory authority over the offering, issuing and trading of securities. Its duties include, among others, the approval of the new issues of securities, the overseeing of secondary trading on the TSE and the GTSM, the licensing of securities professionals, the regulation of market intermediaries and foreign investors, investors’ education and protection, regulation of the futures markets and setting standards for the accountancy profession. In addition, the Securities and Exchange Law specifically empowers the R.O.C. SFB to promulgate necessary rules.

          The R.O.C. SFB has extensive regulatory authority over public companies. Under current R.O.C. law, any company, after approval by a resolution of its board of directors, may register with the R.O.C. SFB as a public company. A public company is required to offer a certain percentage of its shares to the public and are generally required to obtain approval from, or registration with, the R.O.C. SFB for all securities offerings. The R.O.C. SFB requires periodic reporting of financial and operating information by all public companies. In addition, the R.O.C. SFB establishes standards for financial reporting and carried out licensing and supervision of securities firms and other participants in the R.O.C. securities market.

          The R.O.C. SFB has instituted a system of monitoring stock prices in order to detect market manipulation. The R.O.C. SFB does not have criminal or civil enforcement powers under the Securities and Exchange Law. Criminal sanctions may be pursued only by the government prosecutors. Civil actions may be brought by plaintiffs who assert that they have suffered damages. The R.O.C. SFB is empowered to monitor abuses and violations of the applicable laws and regulations of the securities markets through administrative measures such as issuing warnings, imposing fines and revoking licenses.

          In order to enhance international cooperation, as of April 2008, the R.O.C. FSC has signed memorandums of understanding with 27 foreign authorities.

The Taiwan Stock Exchange

          Equity Issues

          The following table sets forth data for new issues of equities on the TSE from 1998 to 2007:

	Equities (in NT$ Million)

		Rights Offerings	Total Raised
		by Listed	from New	Free Share
Year	Initial Offerings	Companies	Investment	Distribution

1998	163,260	102,236	265,496	354,319
1999	82,578	56,590	139,168	269,502
2000	214,220	48,949	263,169	339,821
2001	361,434	38,781	400,215	348,615
2002	214,220	31,157	245,377	228,016

2003	174,655	70,842	245,497	161,633
2004	150,381	44,683	195,064	230,592
2005	68,899	62,960	131,859	284,313
2006	65,453	30,451	95,904	198,970
2007	56,183	23,742	79,925	198,379

Source: TSE Statistical Data

          Debt Issues

          The following table sets forth information with respect to bond issues listed on the TSE from 1999 to 2007:

	All Bonds		Government Bonds		Corporate Bonds

	Total			Issues		Issues
	Number of	Issues	Number of	Amount	Number of	Amount
Year	Issues	Amount	Issues	(in NT$ Million)	Issues	(in NT$ Million)

1999	61	54,237	-		61	54,237
2000	63	51,277	4	26,995	59	24,282
2001	52	24,037	4	10,164	48	13,873
2002	37	19,162	2	3,495	35	15,667
2003	21	9,926	-		21	9,926
2004	10	3,980	-		10	3,980
2005	4	478	-		4	478
2006	4	98	-		4	98
2007	-	-	-			-

Source: TSE Statistical Data

          Trading Value and Trading Volume

          The following tables set forth yearly trading values and average daily trading values for stocks and bonds traded on the TSE from 1998 to 2007:

TSE Yearly Trading Values

	Stocks		Bonds		Total
Year	(NT$ Million)	(US$ Million)	(NT$ Million)	(US$ Million)	(NT$ Million)	(US$ Million)

1998	29,618,970	919,387	40,921	1,270	29,659,891	920,657
1999	29,291,529	933,000	54,237	1,728	29,345,766	934,727
2000	30,526,566	925,272	51,277	1,554	30,577,843	926,826
2001	18,354,936	524,442	24,037	687	18,378,973	525,129
2002	21,873,951	629,412	19,162	551	21,893,113	629,963
2003	20,333,237	598,424	9,926	292	20,343,163	598,716
2004	23,875,366	748,045	3,980	125	23,879,346	748,170
2005	18,818,902	572,874	478	15	18,819,380	572,888
2006	23,900,362	733,230	98	3	23,900,460	733,233
2007	33,043,848	1,018,614	0	-	33,043,848	1,018,614

Source: TSE Statistical Data

TSE Average Daily Trading Values

		Stocks		Bonds		Total
	No. of
Year	Trading Days	(NT$ Million)	(US$ Million)	(NT$ Million)	(US$ Million)	(NT$ Million)	(US$ Million)

1998	271	109,295	3,393	151	5	109,446	3,397
1999	266	110,119	3,508	204	6	110,323	3,514
2000	271	112,644	3,414	189	6	112,833	3,420
2001	244	75,225	2,149	99	3	75,324	2,152
2002	248	88,201	2,538	77	2	88,278	2,540
2003	249	81,660	2,403	40	1	81,700	2,404
2004	250	95,501	2,992	16	0	95,517	2,993
2005	247	76,190	2,319	2	0	76,192	2,319
2006	248	96,372	2,957	0	0	96,372	2,957
2007	247	133,781	4,124	-	-	133,781	4,124

Source: TSE Statistical Data

The Taiwan Stock Exchange Index

          The Taiwan Stock Exchange Index is the most widely consulted index in Taiwan. It is comparable to the Standard and Poor’s Index in the United States and the Tokyo Stock Exchange Stock Price Index in Japan insofar as it is calculated on the basis of a wide selection of listed shares weighted according to the number of shares outstanding.

          The weighting of stocks in the TSE Index is fixed as long as the number of shares outstanding remains constant. When the total number of shares outstanding changes, the weight of each stock is automatically adjusted. Stock splits and stock dividends are also adjusted for automatically. Cash dividends are not included in the calculations.

TSE Index, 1998-2007
(1966 Average = 100)

		Total
	Number of	Number of
	Companies in	Listed	Trading Value
	Index	Companies
Year	(period-end)	(period-end)	(NT$ Billion)	(US$ Billion)	Index High	Index Low	Year-End
1998	446	437	29,619	919	9,277.09	6,251.38	6,418.43
1999	468	462	29,292	933	8,608.91	5,474.79	8,448.84
2000	539	531	30,527	925	10,202.20	4,614.63	4,739.09
2001	592	584	18,355	524	6,104.24	3,446.26	5,551.24
2002	645	638	21,874	629	6,462.30	3,850.04	4,452.45
2003	676	669	20,333	598	6,142.32	4,139.50	5,890.69
2004	704	697	23,875	748	7,034.10	5,316.87	6,139.69
2005	699	691	18,819	573	6,575.53	5,632.97	6,548.34
2006	692	688	23,900	733	7,823.72	6,257.80	7,823.72
2007	701	698	33,044	1,018	9,809.88	7,344.56	8,506.28

Source: TSE Statistical Data

Balance of Payments

          Due principally to the increase in world prices following the second oil shock of 1978-1979, in 1980 the R.O.C. incurred a current account deficit of U.S.$913 million and an overall balance of payments deficit of U.S.$319 million. Since that time the R.O.C. has recorded substantial surpluses in the current account and overall balance of payments in each year from 1998 to 2007.

Balance of Payments, 1998-2007(1)
(U.S.$ Million)

	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
Current Account
Balance	3,436	7,993	8,899	18,237	25,612	29,234	18,478	16,019	24,661	32,881
Trade Balance	10,315	14,706	13,672	19,862	24,175	24,867	16,113	17,897	23,404	31,449
Exports, f.o.b.	112,751	123,763	151,899	126,247	135,268	150,597	182,362	198,456	223,789	246,500
Imports, f.o.b.	(102,436)	(109,057)	(138,227)	(106,385)	(111,093)	(125,730)	(166,249)	(180,559)	(200,385)	(215,051)
Invisible Trade	(5,352)	(4,396)	(2,169)	1,109	3,929	7,086	6,190	2,386	5,192	5,234
Transfers	(1,527)	(2,317)	(2,604)	(2,734)	(2,492)	(2,719)	(3,825)	(4,264)	(3,935)	(3,801)

Capital Account	(181)	(173)	(287)	(163)	(139)	(87)	(77)	(117)	(118)	(96)

Financial Account	2,495	9,220	(8,019)	(384)	8,749	7,628	7,169	2,302	(19,595)	(36,981)
Direct Investment	(3,614)	(1,494)	(1,773)	(1,371)	(3,441)	(5,229)	(5,247)	(4,403)	25	(2,946)

Portfolio
Investment	(2,288)	9,336	(224)	(228)	(8,826)	(5,197)	(4,669)	(2,857)	(18,940)	(39,775)
Other Investment	8,397	1,378	(6,022)	1,215	21,016	18,054	17,085	9,562	(680)	5,740

Net Errors &
Omissions	(923)	1,553	1,884	(337)	(558)	317	1,025	1,852	1,138	176

Change in Overall Balances	4,827	18,593	2,477	17,353	33,664	37,092	26,595	20,056	6,086	(4,020)

Source: CBC, ROC, Financial Statistics, Taiwan District, Republic of China

          Exchange Rates

          The following table sets forth historical rates of exchange between the NT Dollar and the U.S. Dollar from 1998 to 2007:

	U.S. Dollars per NT Dollar	NT Dollars per U.S. Dollar
1998	0.0310405	32.22
1999	0.0318522	31.40
2000	0.0303104	32.99
2001	0.0285722	35.00
2002	0.0287745	34.75
2003	0.0294308	33.98
2004	0.0313313	31.92
2005	0.0304414	32.85
2006	0.0306786	32.60
2007	0.0308261	32.44

Source: CBC, ROC, Financial Statistics, Taiwan District, Republic of China

          International Reserves

          The following table sets forth total gross international reserves of Cental Bank of Republic of China (Taiwan) from 1998 to 2007:

Year	Foreign Exchange Reserves (US$ million)
1998	90,341
1999	106,200
2000	106,742
2001	122,211
2002	161,656
2003	206,632
2004	241,738
2005	253,290
2006	266,148
2007	270,311

APPENDIX B

CONCISE GLOBAL PROXY VOTING GUIDELINES

Following is a concise summary of the general policies of Institutional Shareholder Services, Inc. (“ISS”) for voting global proxies. The Taiwan Greater China Fund follows the recommendations of ISS unless its portfolio manager raises a question about the application of such a recommendation in a particular voting situation, in which event the decision as to how to vote the proxy in question is made by the Fund’s Board of Trustees.

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

  there are concerns about the accounts presented or audit procedures used; or

  the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

  there are serious concerns about the accounts presented or the audit procedures used;

  the auditors are being changed without explanation; or

  nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

  there are serious concerns about the statutory reports presented or the audit procedures used;

  questions exist concerning any of the statutory auditors being appointed; or

  the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

  the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

  the payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Director Elections

Vote FOR management nominees in the election of directors, unless:

  Adequate disclosure has not been met in a timely fashion;

  There are clear concerns over questionable finances or restatements;

  There have been questionable transactions with conflicts of interest;

  There are any records of abuses against minority shareholder interests; and

  The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Director Compensation

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

  there are serious questions about actions of the board or management for the year in question; or

  legal action is being taken against the board by other shareholders.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

  the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

  the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS’s guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’s guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans:

Vote FOR share repurchase plans, unless:

  clear evidence of past abuse of the authority is available; or

  the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased:

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value:

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings:

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions:

Vote FOR mergers and acquisitions, unless:

  the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

  the company’s structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

Mandatory Takeover Bid Waivers:

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals:

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities:

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions:

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans:

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms:

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals:

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

You should rely on the information contained in this Prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this Prospectus is accurate only as of the date on the front cover of this Prospectus. Our business, financial condition, results of operations and prospects may have changed since that date.

TABLE OF CONTENTS		__________________________ __________________________ TAIWAN GREATER CHINA FUND Common Shares __________________________ P R O S P E C T U S __________________________ _____________, 2008
	Page
Forward-Looking Statements	4
Fee Table	5
Prospectus Summary	6
Financial Highlights	11
Use Of Proceeds	13
The Fund	13
Risk Factors and Special Considerations	13
Trading and Net Asset Value Information	18
Investment Objective and Policies	19
Investment Restrictions	21
Trustees and Officers	23
Foreign Investment Regulations in the
R.O.C	29
Net Asset Value	31
Dividends, Distributions, Share
Distribution Plan and Share Purchase
Plan	32
Administration and Custodians	34
Taxation	36
Description of the Shares	41
Semi-Annual Share Repurchases	44
Portfolio Transactions and Brokerage	45
Plan of Distribution	46
Legal Matters	48
Experts	48
Financial Statements	48
Additional Information	49
Appendix A The Republic of China	50
Appendix B Concise Global Proxy Voting Guidelines	62

PART C — OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

(1) Financial Statements

Financial Highlights
Report of Independent Registered Public Accounting Firm
Statement of Assets and Liabilities
Statement of Operations
Statement of Changes in Net Assets
Notes to Financial Statement

Incorporated by reference to the Annual Report for the fiscal year ended December 31, 2007 and the Semi-Annual Report for the period ended June 30, 2008 each filed electronically pursuant to Section 30(b)(2) of the Investment Company Act of 1940.

(2) Exhibits

Exhibit
No.	Description

(a) (1)	Amended and Restated Declaration of Trust of the Registrant dated May 8, 1989, is incorporated by reference to Exhibit 1 of
Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 filed on May 12, 1989.
(b) (1)	Amended and Restated Bylaws of the Registrant, amended as of February 13, 2008 and June 24, 2008, is incorporated by reference to Exhibit (b)(1) of the Registration Statement on Form N-2 filed on July 15, 2008.
(c)	Not Applicable.
(d)(1)	Not Applicable.
(e)(1)	Share Distribution and Share Purchase Plans*
(f)	Not Applicable.
(g)	Investment Advisory and Management Agreement between Registrant and Nanking Road Capital Management, LLC, is incorporated by reference to Exhibit (g) of the Registration Statement on Form N-2 filed on July 15, 2008.
(h)	Form of Underwriting Agreement.†
(i)	Not Applicable.
(j)	Custodian Agreement between the Registrant and Brown Brothers Harriman & Co., dated October 1, 2004, is incorporated by reference to Exhibit (j) of the Registration Statement on Form N-2 filed on July 15, 2008.
(k)(1)	Administrative and Fund Accounting Agency Agreement between Registrant and Brown Brothers Harriman & Co., dated
October 1, 2004, is incorporated by reference to Exhibit (k)(1) of the Registration Statement on Form N-2 filed on July 15, 2008.
(k)(2)	Transfer Agency and Registrar Services Agreement between Registrant and American Stock Transfer & Trust Company, dated
February 6, 2006, is incorporated by reference to Exhibit (k)(2) of the Registration Statement on Form N-2 filed on July 15, 2008.
(k)(3)	Compliance Administration Agreement between Registrant and Brown Brothers Harriman & Co., dated October 1, 2004, is incorporated by reference to Exhibit (k)(3) of the Registration Statement on Form N-2 filed on July 15, 2008.
(l)(1)	Opinion and Consent of Clifford Chance US LLP, counsel for Registrant. *
(l)(2)	Opinion and Consent of Bingham McCutchen LLP, as special Massachusetts counsel for Registrant. *
(l)(3)	Consent of Chen & Lin Attorneys-at-Law, R.O.C. counsel for Registrant.*
(m)	Not Applicable.
(n)	Consent of independent registered public accounting firm for Registrant.*
(o)	Not Applicable.
(p)	Not Applicable.
(q)	Not Applicable.
(r)	Amended and Restated Code of Ethics. *

*	Filed herewith.
†	To be filed by amendment.

ITEM 26. MARKETING ARRANGEMENTS

     The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference and any information concerning any underwriters will be contained in the accompanying prospectus supplement, if any.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

U.S Securities and Exchange Commission Registration fees	$7,860
New York Stock Exchange listing fee	$30,000
FINRA filing fee	$20,500
Accounting fees and expenses	$80,000
Legal fees and expenses	$220,000
Printing and engraving	$100,000
Financial advisory fee	$30,000
Miscellaneous fees and expenses	$30,000

Total	$518,360

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

Not applicable.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the approximate number of record holders of our Shares of Beneficial Interest at October 9, 2008.

Title of Class	Number of Record Holders
Shares of Beneficial Interest, par value $.01 per share	2,800

ITEM 30. INDEMNIFICATION

     The Fund is permitted by Massachusetts law and required by its Amended and Restated Declaration of Trust to indemnify any Trustee or officer of the Fund against all liability and against all expenses reasonably incurred or paid in connection with any claim, action, suit or proceeding in which the Trustee or officer becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof unless, (i) by reason of a final adjudication, the Trustee or officer was found to have engaged in willful misfeasance, bad faith gross negligence or reckless disregard of the duties involved in the conduct of his office, (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund; or (iii) in the event of a settlement involving payment by the Trustee or officer or other disposition not involving a final adjudication as described in (i) and (ii) above resulting in a payment by the Trustee or officer, unless there has been either a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that he did not engage in such conduct (a) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in officer act on the matter), or (b) by written opinion of independent legal counsel. The Fund may pay the expenses described above in advance of the final disposition of any such legal action provided that the person receiving the payment undertakes to repay such amount if it is ultimately determined that he is not entitled to indemnification provided that either such undertaking is secured by a surety bond or some other appropriate security or the Fund shall be insured against losses arising out of any such advances; or a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in officer act on the matter) or an independent legal counsel in written opinion, shall determine, based upon review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

     The Investment Advisory and Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Nanking Road Capital

Management, LLC (the “Investment Manager”) and its officers, managers, members, employees, agents, controlling persons or other affiliates (each an “Indemnified Party”) are entitled to indemnification from the Fund for any losses, costs and expenses arising from arising from any action, proceeding or claims that may be brought against such Indemnified Party in connection with the performance or non-performance of its functions under the Investment Advisory and Management Agreement.

     The Administrative and Fund Accounting Agency Agreement provides that the Fund will indemnify Brown Brothers Harriman & Co. against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable attorneys’ fees and expenses) resulting from any act, omission, error or delay or any claim, demand, action or suit in the performance of the Brown Brothers Harriman & Co.’s obligations and duties under the Administrative and Fund Accounting Agency Agreement, excluding losses, claims, damages, liabilities and expenses resulting from the disabling conduct of Brown Brothers Harriman & Co. in the performance of such obligations and duties.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     A description of any other business, profession, vocation or employment of a substantial nature in which the Investment Manager, and each managing member, director or executive officer of the Investment Manager, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “Management.” Additional information regarding the Investment Manager and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-68288), and is incorporated herein by reference.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Taiwan Greater China Fund, c/o Nanking Road Capital Management, LLC, 111 Gillett Street, Hartford, Connecticut 06105;

(2)	American Stock Transfer & Trust Company (records relating to their function as transfer agent);

(3)	Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 (records relating to its function as custodian); and

(4)	Nanking Road Capital Management, LLC, 111 Gillett Street, Hartford, Connecticut 06105 (records relating to its function as investment adviser).

ITEM 33. MANAGEMENT SERVICES

Not Applicable.

ITEM 34. UNDERTAKINGS

     1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

     2. Not applicable.

     3. Any securities not taken in a rights offering by shareholders are to be reoffered to the public, an undertaking to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent reoffering thereof. If any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, we will file a post-effective amendment to set forth the terms of such offering.

     4. The Registrant undertakes:

     (a) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	to include any prospectus required by Section 10(a)(3) of the 1933 Act;

(2)

to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post- effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)

to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

     (b) that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

      (c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

     (d) that, for the purpose of determining liability under the 1933 Act to any purchaser, each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

     (e) that, for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities: The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

(2)

the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

     (f) to file a post-effective amendment containing a prospectus pursuant to Section 8(c) of the Securities Act prior to any offering by the Fund of its Shares of Beneficial Interest below net asset value;

     (g) to file a post-effective amendment containing a prospectus pursuant to Section 8(c) of the Securities Act prior to any offering by the Fund pursuant to the issuance of rights to subscribe for shares below net asset value to existing shareholders; and

     5. Not applicable.

     6. Not applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, in the State of New York, on the 18th day of December 2008.

TAIWAN GREATER CHINA FUND

By:	/s/ Steven R. Champion
Steven R. Champion
Chief Executive Officer and President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 18, 2008. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

Signature	Title

/s/ Steven R. Champion	Chief Executive Officer and President
Steven R. Champion

/s/ Cheryl Chang	Chief Financial Officer, Treasurer and Secretary
Cheryl Chang

/s/ Tsung-Ming Chung	Trustee
Tsung-Ming Chung

/s/ Edward B. Collins	Trustee
Edward B. Collins

/s/ Frederick C. Copeland, Jr.	Trustee
Frederick C. Copeland, Jr.

/s/ Pedro-Pablo Kuczynski	Trustee
Pedro-Pablo Kuczynski

/s/ David N. Laux	Trustee
David N. Laux

/s/ Robert P. Parker	Trustee
Robert P. Parker

EXHIBIT INDEX

(e)(1)	Share Distribution and Share Purchase Plans.
(l)(1)	Opinion and Consent of Clifford Chance US LLP.
(l)(2)	Opinion and Consent of Bingham McCutchen LLP.
(l)(3)	Consent of Chen & Lin Attorneys-at-Law.
(n)	Consent of independent registered public accounting firm for Registrant.
(r)	Amended and Restated Code of Ethics.